                                               Filed Pursuant to Rule 497(c)
                                               Registration File No.: 333-17217

EQ Advisors Trust

PROSPECTUS DATED AUGUST 30, 1999
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This Prospectus describes the twenty-one (21) Portfolios offered by EQ Advisors Trust that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference. The Portfolios followed by an asterisk (*) below will not be available for investment until October 1, 1999.

           FIXED INCOME PORTFOLIOS             GLOBAL/INTERNATIONAL PORTFOLIOS
           -----------------------             -------------------------------

            Alliance High Yield*                      Alliance Global*
Alliance Intermediate Government Securities*       Alliance International*
           Alliance Money Market*
           Alliance Quality Bond*               AGGRESSIVE EQUITY PORTFOLIOS
                                              --------------------------------
         DOMESTIC EQUITY PORTFOLIOS
         --------------------------              Alliance Aggressive Stock*
                                                 Alliance Small Cap Growth*
           Alliance Common Stock*                       EQ/Evergreen
           Alliance Equity Index*
         Alliance Growth and Income*             ASSET ALLOCATION PORTFOLIOS
        Calvert Socially Responsible             ---------------------------
          Capital Guardian Research
        Capital Guardian U.S. Equity                 Alliance Balanced*
         EQ/Alliance Premier Growth           Alliance Conservative Investors*
           MFS Growth with Income                Alliance Growth Investors*
                                                   EQ/Evergreen Foundation

    See Prospectus dated May 1, 1999 for additional investment alternatives.
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YOU SHOULD BE AWARE THAT THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE INVESTMENT MERIT OF THESE PORTFOLIOS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Version 6 Supp. Class A/B

EQ Advisors Trust

Overview

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EQ ADVISORS TRUST

This Prospectus tells you about the twenty-one (21) current Portfolios of the EQ Advisors Trust ("Trust") and the Class IA shares or Class IB shares offered by the Trust on behalf of each Portfolio. The Trust is an open-end management investment company. Each Portfolio is a separate series of the Trust with its own investment objective, investment strategies and risks, which are described in this Prospectus. Each of the current Portfolios of the Trust, is diversified for purposes of the Investment Company Act of 1940, as amended ("1940 Act").

The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the "Contract" or collectively, the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable") and Equitable of Colorado, Inc. ("EOC"), as well as insurance companies that are not affiliated with Equitable or EOC ("non-affiliated insurance companies") and to The Equitable Investment Plan for Employees, Managers and Agents ("Equitable Plan"). The prospectus is designed to help you make informed decisions about the Portfolios that are available under your Contract or under the Equitable Plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant under a Contract.

EQ Financial Consultants, Inc. ("EQFC") currently serves as the Manager of the Trust. In such capacity, EQFC currently has overall responsibility for the general management and administration of the Trust. The Board of Trustees of the Trust have approved a transfer to Equitable, the indirect corporate parent of EQFC, of the Trust's Investment Management Agreement with EQFC. This transfer is expected to be completed in September 1999. Upon completion of the transfer, Equitable will serve as the Manager of the Trust. However, until completion of the transfer, EQFC will continue to serve in that capacity.

Each of the Portfolios has its own investment adviser ("Adviser"). The Calvert Socially Responsible Portfolio has two Advisers, Calvert Asset Management Company, Inc. ("Calvert") and Brown Capital Managerment, Inc. ("Brown Capital"). Information about the Adviser(s) for each Portfolio is contained in the description concerning that Portfolio in the section entitled "About the Investment Portfolios." The Manager has the ultimate responsibility to oversee each of the Advisers and to recommend their hiring, termination and replacement. Subject to approval by the Board of Trustees, the Manager has been granted relief by the Securities and Exchange Commission ("SEC") ("Multi-Manager Order") that enables the Manager without obtaining shareholder approval to: (i) select Advisers for each of the Trust's Portfolios; (ii) enter into and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers.

The Manager and certain non-affiliated insurance companies and certain of their separate accounts (collectively, "Applicants") have filed applications requesting that the SEC approve the substitution of: (i) Class IA shares of certain Portfolios for Class IA shares of corresponding portfolios of The Hudson River Trust ("HRT"); and (ii) Class IB shares of certain Portfolios for Class IB shares of corresponding HRT portfolios ("Substitution Application"). Alliance Capital Management, L.P. ("Alliance") serves as Adviser for each Portfolio to be substituted for the corresponding HRT portfolio. Applicants have included, as a term of each application, that with respect to those Portfolios for which Alliance serves as Adviser (other than the EQ/Alliance Premier Growth Portfolio, which will not be substituted for a portfolio of HRT), the Manager will not: (i) terminate Alliance and select a new Adviser for those Portfolios or (ii) materially modify the existing investment advisory agreement without first either obtaining approval of shareholders for such actions or obtaining approval of shareholders to utilize the Multi-Manager Order.


Overview

Table of contents

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1  SUMMARY INFORMATION CONCERNING EQ
    ADVISORS TRUST                                     4
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2  ABOUT THE INVESTMENT PORTFOLIOS                    14
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    FIXED INCOME PORTFOLIOS                           17
       Alliance High Yield Portfolio                  17
       Alliance Intermediate Government Securities
          Portfolio                                   20
       Alliance Money Market Portfolio                24
       Alliance Quality Bond Portfolio                27
    DOMESTIC EQUITY PORTFOLIOS                        30
       Alliance Common Stock Portfolio                30
       Alliance Equity Index Portfolio                33
       Alliance Growth and Income Portfolio           35
       Calvert Socially Responsible Portfolio         38
       Capital Guardian Research Portfolio            41
       Capital Guardian U.S. Equity Portfolio         43
       EQ/Alliance Premier Growth Portfolio           45
       MFS Growth with Income Portfolio               47
    GLOBAL/INTERNATIONAL PORTFOLIOS                   49
       Alliance Global Portfolio                      49
       Alliance International Portfolio               52
    AGGRESSIVE EQUITY PORTFOLIOS                      55
       Alliance Aggressive Stock Portfolio            55
       Alliance Small Cap Growth Portfolio            58
       EQ/Evergreen Portfolio                         61
    ASSET ALLOCATION PORTFOLIOS                       63
       Alliance Balanced Portfolio                    64
       Alliance Conservative Investors Portfolio      67
       Alliance Growth Investors Portfolio            70
       EQ/Evergreen Foundation Portfolio              73
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 3  MORE INFORMATION ON PRINCIPAL RISKS               75
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 4  MANAGEMENT OF THE TRUST                           81
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    The Trust                                         81
    The Manager                                       81
    Expense Limitation Agreement                      82
    The Advisers                                      83
    The Administrator                                 83
    The Transfer Agent                                83
    Brokerage Practices                               84
    Brokerage Transactions with Affiliates

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 5  FUND DISTRIBUTION ARRANGEMENTS                    85
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 6  PURCHASE AND REDEMPTION                           86
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 7  HOW ASSETS ARE VALUED                             87
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 8  TAX INFORMATION                                   88
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 9  PRIOR PERFORMANCE OF EACH ADVISER                 89
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10  FINANCIAL HIGHLIGHTS                              91
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Table of contents

1  Summary information concerning EQ Advisors Trust

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The following chart highlights the twenty-one (21) Portfolios described in this Prospectus that you can choose as investment alternatives under your Contracts offered by Equitable or EOC and non-affiliated insurance companies. The chart and accompanying information identify each Portfolio's investment objective(s), principal investment strategies, and principal risks. "More Information on Principal Risks", which more fully describes each of the principal risks, is provided beginning on page 75.

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EQ ADVISORS TRUST FIXED INCOME PORTFOLIOS
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PORTFOLIO                              INVESTMENT OBJECTIVE(S)
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[S]                                             [C]
ALLIANCE HIGH YIELD                    Seeks to achieve a high return by
                                       maximizing current income and, to the
                                       extent consistent with that objective,
                                       capital appreciation
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ALLIANCE INTERMEDIATE GOVERNMENT
SECURITIES                             Seeks to achieve high current income
                                       consistent with relative stability of
                                       principal through investment primarily in
                                       debt securities issued or guaranteed as
                                       to principal and interest by the U.S.
                                       Government or its agencies or
                                       instrumentalities
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ALLIANCE MONEY MARKET                  Seeks to obtain a high level of current
                                       income, preserve its assets and maintain
                                       liquidity
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ALLIANCE QUALITY BOND                  Seeks to achieve high current income
                                       consistent with preservation of capital
                                       by investing primarily in investment
                                       grade fixed income securities
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Summary information concerning EQ Advisors Trust

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PRINCIPAL INVESTMENT STRATEGIES                                 PRINCIPAL RISKS
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High yield debt securities rated        General investment, fixed income,
below BBB/Baa or unrated securities     leveraging, loan participation and
of comparable quality ("junk bonds"),   assignment, derivatives, liquidity, junk
common stocks and other equity          bond, foreign securities, small-cap and
securities, foreign securities,         mid-cap company, and securities lending
derivatives, and securities lending     risks
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Securities issued or guaranteed by      General investment, fixed income,
the U.S. Government, including          leveraging, derivatives, and securities
repurchase agreements and forward       lending risks
commitments related to U.S.
Government securities, debt
securities of non-governmental
issuers that own mortgages, short
sales, the purchase or sale of
securities on a when-issued or
delayed delivery basis, derivatives,
and securities lending
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High quality U.S. dollar-denominated     General investment, money market,
money market instruments (including      leveraging, foreign securities, and
foreign securities) and securities       securities lending risks
lending
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Investment-grade debt securities         General investment, fixed income,
rated at least BBB/Baa or unrated        convertible securities, leveraging,
securities of comparable quality at      derivatives, securities lending and
the time of purchase, convertible        foreign securities risks
debt securities, preferred stock,
dividend-paying common stocks,
foreign securities, the purchase or
sale of securities on a when-issued,
delayed-delivery or forward
commitment basis, derivatives, and
securities lending
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                                     ------------------------- EQ Advisors Trust

Summary information concerning EQ Advisors Trust

EQ ADVISORS TRUST DOMESTIC EQUITY PORTFOLIOS
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PORTFOLIO                        INVESTMENT OBJECTIVE(S)
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ALLIANCE COMMON STOCK            Seeks to achieve long-term growth of its
                                 capital and increased income
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ALLIANCE EQUITY INDEX            Seeks a total return before expenses that
                                 approximates the total return performance of
                                 the S&P 500 Index, including reinvestment of
                                 dividends, at a risk level consistent with that
                                 of the S&P 500 Index
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ALLIANCE GROWTH AND INCOME       Seeks to provide a high total return through a
                                 combination of current income and capital
                                 appreciation by investing primarily in
                                 income-producing common stocks and securities
                                 convertible into common stocks
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CALVERT SOCIALLY RESPONSIBLE     Seeks long-term capital appreciation
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CAPITAL GUARDIAN RESEARCH        Seeks long-term growth of capital
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CAPITAL GUARDIAN U.S. EQUITY     Seeks long-term growth of capital
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EQ/ALLIANCE PREMIER GROWTH       Seeks long-term growth of capital by primarily
                                 investing in equity securities of a limited
                                 number of large, carefully selected, high
                                 quality United States companies that are
                                 judged, by the Adviser, likely to achieve
                                 superior earnings growth
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MFS GROWTH WITH INCOME           Seeks to provide reasonable current income and
                                 long-term growth of capital and income
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Summary information concerning EQ Advisors Trust

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PRINCIPAL INVESTMENT STRATEGIES        PRINCIPAL RISKS
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Stocks and other equity securities     General investment, foreign securities,
(including preferred stocks or         leveraging, derivatives, convertible
convertible debt) and fixed income     securities, small-cap and mid-cap
securities (including junk bonds),     company, junk bond, securities lending,
foreign securities, derivatives, and   and fixed income risks
securities lending
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Securities in the S&P 500 Index,       General investment, index-fund,
derivatives, and securities lending    derivatives, leveraging, and securities
                                       lending risks
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Stocks and securities convertible      General investment, convertible
into stocks (including junk bonds)     securities, leveraging, derivatives,
                                       foreign securities, junk bond, and fixed
                                       income risks
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Common stocks of medium to large U.S.  General investment, growth investing,
companies that meet both investment    mid-cap company, liquidity, and
and social criteria                    derivatives risks
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Equity securities primarily of United  General investment, growth investing,
States issuers and securities whose    convertible securities, and foreign
principal markets are in the United    securities risks
States
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Equity securities primarily of United  General investment, growth investing,
States companies with market           convertible securities, and foreign
capitalization greater than $1         securities risks
billion at the time of purchase
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Equity securities of a limited number  General investment, focused portfolio, of large, high-quality companies that growth investing, convertible securities, are likely to offer superior earnings derivatives, and foreign securities risks growth
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Equity securities (common stock,       General investment, mid-cap company,
preferred stock, convertible           foreign securities, and growth investing
securities, warrants and depositary    risks
receipts)
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                                     ------------------------- EQ Advisors Trust

Summary information concerning EQ Advisors Trust

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EQ ADVISORS TRUST GLOBAL/INTERNATIONAL PORTFOLIOS
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PORTFOLIO                    INVESTMENT OBJECTIVE(S)
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ALLIANCE GLOBAL              Seeks long-term growth of capital
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ALLIANCE INTERNATIONAL       Seeks to achieve long-term growth of
                             capital by investing primarily in a diversified
                             portfolio of equity securities selected principally
                             to permit participation in non-U.S. companies with
                             prospects for growth
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Summary information concerning EQ Advisors Trust

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PRINCIPAL INVESTMENT STRATEGIES        PRINCIPAL RISKS
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Equity securities of U.S. and          General investment, foreign securities,
established foreign companies          liquidity, derivatives, securities
(including shares of other mutual      lending, and fixed income risks
funds investing in foreign
securities), debt securities,
derivatives, and securities lending
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Equity securities of non-U.S.          General investment, foreign securities,
companies (including those in          liquidity, growth investing, leveraging,
emerging markets securities) or        derivatives, securities lending, and
foreign government enterprises         fixed income risks
(including other mutual funds
investing in foreign securities),
debt securities, derivatives, and
securities lending)
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                                     ------------------------- EQ Advisors Trust

Summary information concerning EQ Advisors Trust

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EQ ADVISORS TRUST AGGRESSIVE EQUITY PORTFOLIOS
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PORTFOLIO                      INVESTMENT OBJECTIVE(S)
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ALLIANCE AGGRESSIVE STOCK     Seeks to achieve long-term growth of capital





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ALLIANCE SMALL CAP GROWTH     Seeks to achieve long-term growth of capital





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EQ/EVERGREEN                  Seeks capital appreciation





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Summary information concerning EQ Advisors Trust

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PRINCIPAL INVESTMENT STRATEGIES        PRINCIPAL RISKS
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Stocks and other equity securities     General investment, small-cap and mid-cap
of small and medium-sized companies    company, growth investing, leveraging,
(including securities of companies     derivatives, liquidity and foreign
in cyclical industries, companies      securities risks
whose securities are temporarily
undervalued, companies in special
situations (e.g., change in
management, new products or changes
in customer demand) and less widely
known companies)
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Stocks and other equity securities     General investment, small-cap and mid-cap
of smaller companies and undervalued   company, growth investing, leveraging,
securities (including securities of    derivatives, liquidity and foreign
companies in cyclical industries,      securities risks
companies whose securities are
temporarily undervalued, companies
in special situations (e.g., change
in management, new products or
changes in customer demand) and less
widely known companies)
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Common stocks offering potential for   General investment, fixed income,
capital growth (plus corporate         small-cap and mid-cap company, and value
bonds, notes and debentures,           investing risks
preferred stocks and convertible
securities)
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                                     ------------------------- EQ Advisors Trust

Summary information concerning EQ Advisors Trust

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EQ ADVISORS TRUST ASSET ALLOCATION PORTFOLIOS
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PORTFOLIO                         INVESTMENT OBJECTIVE(S)
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ALLIANCE BALANCED                 Seeks to achieve a high return through both
                                  appreciation of capital and current income
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ALLIANCE CONSERVATIVE INVESTORS   Seeks to achieve a high total return without,
                                  in the opinion of the Adviser, undue risk to
                                  principal
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ALLIANCE GROWTH INVESTORS         Seeks to achieve the highest total return
                                  consistent with the Adviser's determination of
                                  reasonable risk
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EQ/EVERGREEN FOUNDATION           Seeks to provide, in order of priority,
                                  reasonable income, conservation of capital and
                                  capital appreciation
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Summary information concerning EQ Advisors Trust

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PRINCIPAL INVESTMENT STRATEGIES        PRINCIPAL RISKS
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Debt and equity securities, money      General investment, asset allocation,
market instruments, foreign            fixed income, derivatives, leveraging,
securities, derivatives, and           liquidity, securities lending, and
securities lending                     foreign securities risks
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Investment grade debt securities and   General investment, asset allocation,
equity securities of U.S. and          fixed income, derivatives, convertible
foreign issuers, derivatives, and      securities, liquidity, leveraging,
securities lending                     securities lending, and foreign
                                       securities risks
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Equity securities (including foreign   General investment, asset allocation,
stocks, preferred stocks,              fixed income, leveraging, derivatives,
convertible securities, securities     liquidity, convertible securities,
of small and medium-sized companies)   small-cap and mid-cap company, securities
and debt securities (including         lending, junk bond, and foreign
foreign debt securities and junk       securities risks
bonds), derivatives, and securities
lending
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Common stocks, preferred stocks,       General investment and fixed income risks
securities convertible into or
exchangeable for common stocks,
corporate debt obligations, U.S.
Government securities and short-term
debt instruments
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                                     ------------------------- EQ Advisors Trust

Summary information concerning EQ Advisors Trust

2  About the investment portfolios

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This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of each of the Portfolios. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

o A fuller description of each of the principal risks is included in the section "More Information on Principal Risks," which follows the description of each Portfolio in this section of the Prospectus.

o Additional information concerning each Portfolio's strategies, investments, and risks can also be found in the Trust's Statement of Additional Information.

GENERAL INVESTMENT RISKS

Each of the Portfolios is subject to the following risks:

ASSET CLASS RISK: The returns from the types of securities in which a Portfolio invests may underperform returns from the various general securities markets or different asset classes.

MARKET RISK: You could lose money over short periods due to fluctuation in a Portfolio's share price in reaction to stock or bond market movements, and over longer periods during extended market downturns.

SECURITY SELECTION RISK: There is the possibility that the specific securities selected by a Portfolio's Adviser will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class.

YEAR 2000 RISK: A Portfolio could be adversely affected if the computer systems used by the Trust, Adviser, other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data dated on and after January 1, 2000 ("Year 2000 Problem"). The extent of such impact cannot be predicted and there can be no assurances that the Year 2000 Problem will not have an adverse effect on the issuers whose securities are held by a Portfolio. This risk is greater for Portfolios that make foreign investments, particularly in emerging market countries.

The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.

THE BENCHMARKS

The performance of each of the Trust's Portfolios as shown on the following pages compares each Portfolio's performance to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. The performance shown below is from each Portfolio's predecessor registered investment company managed by the Adviser using the same investment objectives and strategies as the Portfolio. Each of the Portfolios' annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not representative of the actual return you would receive under your Equitable Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings. "Blended" performance numbers (e.g., 50% S&P 400/50% Russell 2000 or 60% S&P 500/40% Lehman Gov't/Corp) assume a static mix of the two indices.

THE LEHMAN AGGREGATE BOND INDEX ("Lehman Aggregate Bond") is an index comprised of investment grade fixed income securities, including U.S. Treasury,


About the investment portfolios

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mortgage-backed, corporate and "Yankee" bonds (U.S. dollar-denominated bonds issued outside the United States).

THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX ("Lehman Gov't/Corp") represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX ("Lehman Intermediate Government Bonds") represents an unmanaged group of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

THE LEHMAN TREASURY BOND INDEX ("Lehman Treasury") represents an unmanaged group of securities consisting of all currently offered public obligations of the U.S. Treasury intended for distribution in the domestic market.

THE LIPPER AVERAGES are contained in Lipper's survey of the performance of a large number of mutual funds. This survey is published by Lipper Analytical Services, Inc., a firm recognized for its reporting of performance of actively managed funds. According to Lipper, performance data are presented net of investment management fees and direct operating expenses. Performance data for funds which assess sales charges in other ways do not reflect deductions for sales charges. Performance data shown for the Portfolios does not reflect deduction for sales charges (which are assessed at the contract level). This means that to the extent that asset-based sales charges deducted by some funds have lowered the Lipper averages, the performance data shown for the Portfolios appears relatively more favorable than the performance data for the Lipper averages.

THE MERRILL LYNCH HIGH YIELD MASTER INDEX ("ML Master") represents an unmanaged group of securities widely regarded by investors as representative of the high yield bond market.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("MSCI EAFE") is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australia and the Far East. MSCI EAFE Index returns assume dividends reinvested net of withholding tax and do not reflect any fees or expenses.

THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX ("MSCI World") is an arithmetic, market value-weighted average of the performance of over 1,300 securities listed on the stock exchanges of twenty foreign countries and the United States.

THE RUSSELL 2000 GROWTH INDEX ("Russell 2000 Growth") consists of that half of the 2,000 smallest of the 3,000 largest capitalization U.S. companies that has higher price-to-book ratios and higher forecasted growth. It is compiled by the Frank Russell Company.

THE RUSSELL 2000 INDEX ("Russell 2000") is an unmanaged index (with no defined investment objective) of 2000 small-cap stocks and reflects reinvestment of dividends. It is compiled by the Frank Russell Company.

THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500") is an unmanaged index containing common stock of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.

THE STANDARD & POOR'S MIDCAP 400 INDEX ("S&P 400 MidCap") is an unmanaged weighted index of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity, and industry group representation. The S&P 400 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.

-------------------------------------------------------------- EQ Advisors Trust

About the investment portfolios

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THE VALUE LINE CONVERTIBLE INDEX ("Value Line Convertible") is comprised of 585 of the most actively traded convertible bonds and preferred stocks on an unweighted basis.


About the investment portfolios

FIXED INCOME PORTFOLIOS

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ALLIANCE HIGH YIELD PORTFOLIO INVESTMENT OBJECTIVE: Seeks to achieve a high return by maximizing current income and, to the extent consistent with that objective, capital appreciation.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in diversified mix of high yield, fixed income securities (so-called "junk bonds"), which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities. Junk bonds generally have a higher current yield but are rated either in the lower categories by NRSROs (i.e., rated Baa or lower by Moody's or BBB or lower by S&P) or are unrated securities of comparable quality.

The Portfolio will attempt to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Substantially all of the Portfolio's investments will be income producing.

The Portfolio may also make use of various other investment strategies, including investments in common stocks and other equity-type securities (such as convertible debt securities) and secured loans of its portfolio securities without limitation in order to enhance its current return and to reduce fluctuations in net asset value. The Portfolio may also use derivatives, including: writing covered call and put options; purchasing call and put options on individual fixed income securities, securities indexes and foreign currencies; and purchasing and selling stock index, interest rate and foreign currency futures contracts and options thereon. The Portfolio may also invest in participations and assignments of loans originally made by institutional lenders or lending syndicates.

The Portfolio will not invest more than 10% of its total assets in:

(i) fixed income securities which are rated lower than B3 or B- or their equivalents by one NRSRO or if unrated are of equivalent quality as determined by the Adviser; and

(ii) money market instruments of any entity which has an outstanding issue of unsecured debt that is rated lower than B3 or B- or their equivalents by an NRSRO or if unrated is of equivalent quality as determined by the Adviser; however, this restriction will not apply to:

o fixed income securities which the Adviser believes have similar characteristics to securities which are rated B3 or higher by Moody's or B-or higher by S&P, or

o money market instruments of any entity that has an unsecured issue of outstanding debt which the Adviser believes has similar characteristics to securities which are so rated.

In the event that any securities held by the Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if the Adviser believes that such investments are considered appropriate under the circumstances.

The Portfolio may also invest in fixed income securities that are providing high current yields because of risks other than credit, such as prepayment risks, in the case of mortgage-backed securities, or currency risks, in the case of non-U.S. dollar denominated foreign securities.

When market or financial conditions warrant, the Portfolio may also make temporary investments in high-quality U.S. dollar-denominated money market instruments. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

JUNK BOND RISK: The Portfolio invests primarily in "junk bonds" or lower-rated securities rated BBB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality. Junk bonds have speculative elements or are predominantly speculative credit risks, therefore, credit risk is particularly significant for this Portfolio. Although junk bonds generally have higher yields than debt securities with higher credit ratings, they are high risk investments that may not pay interest or return principal as scheduled. Junk bonds generally are also less liquid and experience more price volatility than higher rated fixed income securities. This Portfolio may also be subject to


-------------------------------------------------------------- EQ Advisors Trust

Alliance High Yield Portfolio

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greater credit risk because it may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

FIXED INCOME RISKS: This Portfolio invests primarily in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:

    INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

    MORTGAGE-BACKED SECURITIES RISK: Rising interest rates may cause the duration of mortgage-backed securities to increase, making them even more susceptible to interest rate changes. Falling interest rates may cause the value and yield of mortgage-backed securities to fall. Falling interest rates also may encourage borrowers to pay off their mortgages sooner than anticipated (pre-payment). The Portfolio would need to reinvest the pre-paid funds at the newer, lower interest rates.

LOAN PARTICIPATION AND ASSIGNMENT RISK: In addition to the risks associated with fixed income investments generally, the Portfolio's investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan, might fail financially. It is also possible that, under emerging legal theories of lender liability, the Portfolio could be held liable as a co-lender.

SMALL CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known; held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

LEVERAGING RISK: When the Portfolio is borrowing money or otherwise leveraging its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

Alliance High Yield Portfolio

--------------------------------------------------------------------------------

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities without restriction. The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance High Yield Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance High Yield Portfolio) whose inception date is January 2, 1987. The assets of the predecessor will be transferred to the Portfolio on October 1, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

      1989   1990   1991   1992   1993   1994   1995   1996   1997   1998
      ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
      5.1%  -1.1%  24.5%  12.3%  23.2%  -2.8%  19.9%  23.0%  18.5%  -5.2%

Best quarter (% and time period)             Worst quarter (% and time period)
7.96% (1997 2nd Quarter)                     -10.97% (1998 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                       ONE YEAR      FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
  Alliance High Yield Portfolio-
    Class IA Shares                 (5.15)%         9.99%          11.17%
--------------------------------------------------------------------------------
  ML Master*                         3.66%          9.01%          11.08%
--------------------------------------------------------------------------------
  Lipper High Current Yield
    Bond Funds Average*             (0.44)%         7.37%           9.34%
--------------------------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

WAYNE C. TAPPE has been responsible for the day-to-day management of the Portfolio and its predecessor since 1995. Mr. Tappe, a Senior Vice President of Alliance, has been associated with Alliance since 1987.

-------------------------------------------------------------- EQ Advisors Trust

Alliance High Yield Portfolio

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ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve high current income consistent with relative stability of principal through investment primarily in debt securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in U.S. Government Securities. The Portfolio may also invest in repurchase agreements and forward commitments related to U.S. Government Securities and may also purchase debt securities of non-government issuers that own mortgages.

Duration is a measure of the weighted average maturity of the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.

In some cases, the Adviser's calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, in the mortgage-backed or asset-backed securities, and foreign and domestic interest rates). As of December 31, 1998, the Adviser considered the duration of a 10-year Treasury bond to be 4.68 years. The Portfolio's investments will generally have a final maturity of not more than ten years or a duration not exceeding that of a 10-year Treasury note.

The Portfolio buys and sells securities with a view to maximizing current return without, in the opinion of the Adviser, undue risk to principal. Potential capital gains resulting from possible changes in interest rates will not be a major consideration. The Portfolio may take full advantage of a wide range of maturities of U.S. Government Securities and may adjust the dollar-weighted average maturity of its portfolio from time to time, depending on the Adviser's assessment of relative yields on securities of different maturities and the expected effect of future changes in interest rates on the market value of the securities held by the Portfolio. The Portfolio may also invest a substantial portion of its assets in money market instruments.

In order to enhance its current return, to reduce fluctuations in net asset value, and to hedge against changes in interest rates, the Portfolio may write covered call and put options on U.S. Government Securities and may purchase call and put options on U.S. Government Securities. The Portfolio may also enter into interest rate futures contracts with respect to U.S. Government Securities, and may write and purchase options thereon. The Portfolio may also make secured loans of its portfolio securities without limitation and enter into repurchase agreement with respect to U.S. Government Securities with commercial banks and registered broker-dealers.

The Portfolio may also make use of various other investment strategies, including covered short sales, and the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis.

Under normal market conditions, the Portfolio will invest at least 65%, and expects to invest at least 80%, of its total assets in U.S. Government Securities and repurchase agreements and forward commitments relating to U.S. Government Securities. U.S. Government Securities include:

o U.S. Treasury Bills: Direct obligations of the U.S. Treasury which are issued in maturities of one year or less.

o U.S. Treasury Notes: Direct obligations of the U.S. Treasury issued in maturities which vary between one and ten years, with interest payable every six months.

o U.S. Treasury Bonds: Direct obligations of the U.S. Treasury which are issued in maturities more than ten years from the date of issue, with interest payable every six months.

o "Ginnie Maes": Debt securities issued by a mortgage banker or other mortgagee and represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veteran's Administration. The Government National Mortgage Association ("GNMA")

Alliance Intermediate Government Securities Portfolio

--------------------------------------------------------------------------------

    guarantees the timely payment of principal and interest. Ginnie Maes, although not direct obligations of the U.S. Government, are guaranteed by the U.S. Treasury.

o "Fannie Maes": The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and supported by FNMA's right to borrow from the U.S. Treasury, at the discretion of the U.S. Treasury. Fannie Maes are not backed by the full faith and credit of the U.S. Government.

o "Freddie Macs": The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government, issues participation certificates ("PCs") which represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

o Governmental Collateralized Mortgage Obligations: These are securities issued by a U.S. Government instrumentality or agency which are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture.

o "Sallie Maes": The Student Loan Marketing Association ("SLMA") is a government-sponsored corporation owned entirely by private stockholders that provides liquidity for banks and other institutions engaged in the Guaranteed Student Loan Program. These loans are either directly guaranteed by the U.S. Treasury or guaranteed by state agencies and reinsured by the U.S. Government. SLMA issues both short term notes and longer term public bonds to finance its activities.

The Portfolio may also invest in "zero coupon" U.S. Government Securities which have been stripped of their unmatured interest coupons and receipts or in certificates representing undivided interests in such stripped U.S. Government Securities and coupons. These securities tend to be more volatile than other types of U.S. Government Securities.

Guarantees of the Portfolio's U.S. Government Securities guarantee only the payment of principal at maturity and interest when due on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of the Portfolio's shares.

The Portfolio may also purchase collateralized mortgage obligations ("CMOs") issued by non-governmental issuers and securities issued by a real estate mortgage investment conduits ("REMICs"), but only if they are collateralized by U.S. Government Securities. However, CMOs issued by entities other than U.S. Government agencies and instrumentalities and securities issued by REMICs are not considered U.S. Government Securities for purposes of the Portfolio meeting its policy of investing at least 65% of its total assets in U.S. Government Securities.

THE PRINCIPAL RISKS

FIXED INCOME RISKS: This Portfolio invests primarily in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:

    INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

    INVESTMENT GRADE SECURITIES RISK: With respect to fixed income investments of the Portfolio, other than U.S. Government Securities, rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization ("NRSRO"), the Portfolio could lose money if the issuer or guarantor of a debt security or counterparty to a Portfolio's transaction is

-------------------------------------------------------------- EQ Advisors Trust

Alliance Intermediate Government Securities Portfolio

--------------------------------------------------------------------------------

    unable or unwilling to make timely principal and/or interest payments, or to honor its financial obligations. Investment grade securities which are rated BBB by S&P, or an equivalent rating by any other NRSRO, are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

    MORTGAGE-BACKED SECURITIES RISK: Rising interest rates may cause the duration of mortgage-backed securities to increase, making them even more susceptible to interest rate changes. Falling interest rates may cause the value and yield of mortgage-backed securities to fall. Falling interest rates also may encourage borrowers to pay off their mortgages sooner than anticipated (pre-payment). The Portfolio would need to reinvest the pre-paid funds at the newer, lower interest rates.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities without restriction. The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last seven calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance Intermediate Government Securities Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Intermediate Government Securities Portfolio) whose inception date is April 1, 1991. The assets of the predecessor will be transferred to the Portfolio on October 1, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

          1992     1993     1994     1995     1996     1997     1998
          ----     ----     ----     ----     ----     ----     ----
          5.5%    10.6%    -4.4%    13.3%     3.8%     7.3%     7.7%

Best quarter (% and time period)             Worst quarter (% and time period)
5.31% (1991 3rd Quarter)                     -2.97% (1994 1st Quarter)
--------------------------------------------------------------------------------

Alliance Intermediate Government Securities Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                            SINCE
                              ONE YEAR     FIVE YEARS     INCEPTION
--------------------------------------------------------------------------------
  Alliance Intermediate
    Government Securities
    Portfolio - Class IA
    Shares                      7.74%        5.39%          7.10%
--------------------------------------------------------------------------------
  Lehman Intermediate
    Government Bonds*           8.49%        6.45%          7.60%
--------------------------------------------------------------------------------
  Lipper Intermediate
    Government Funds
    Average*                    7.68%        5.91%          7.25%
--------------------------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

JEFFREY S. PHLEGAR as been responsible for the day-to-day management of the Portfolio and its predecessor since January 1999. Mr. Phlegar, a Senior Vice President of Alliance, has been associated with Alliance since 1998.

-------------------------------------------------------------- EQ Advisors Trust

Alliance Intermediate Government Securities Portfolio

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ALLIANCE MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in a diversified portfolio of high-quality U.S. dollar-denominated money market instruments. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less.

The instruments in which the Portfolio invests include:

o marketable obligations of, or guaranteed as to the timely payment of principal and interest by, the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities");

o certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by:

    (a) domestic banks (including their foreign branches) or savings and loan associations having total assets of more than $1 billion and which are FDIC members in the case of banks, or insured by the FDIC, in the case of savings and loan associations; or

    (b) foreign banks (either by their foreign or U.S. branches) having total assets of at least $5 billion and having an issue of either (i) commercial paper rated at least A-1 by Standard & Poor's ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or (ii) long term debt rated at least AA by S&P or Aa by Moody's;

o commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if not rated, issued by domestic or foreign companies having outstanding debt securities rated at least AA by S&P or Aa by Moody's) and participation interests in loans extended by banks to such companies;

o mortgage-backed and asset-backed securities that have remaining maturities of less than one year;

o corporate debt obligations with remaining maturities of less than one year, rated at least AA by S&P or Aa by Moody's, as well as corporate debt obligations rated at least A by S&P or Moody's, provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody's;

o   floating rate or master demand notes; and

o   repurchase agreements covering U.S. Government securities.

If the Adviser believes a security held by the Portfolio is no longer deemed to present minimal credit risk, the Portfolio will dispose of the security as soon as practicable unless the Board of Trustees determines that such action would not be in the best interest of the Portfolio.

Purchases of securities that are unrated must be ratified by the Board of Trustees. Because the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Portfolio seeks to minimize the effect of such fluctuations by investing only in instruments with a remaining maturity of 397 calendar days or less at the time of investment, except for obligations of the U.S. Government, which may have a remaining maturity of 762 calendar days or less. Time deposits with maturities greater than seven days are considered to be illiquid securities.

The Portfolio may make use of various other investment strategies, including investing up to 20% of its total assets in U.S. dollar-denominated money market instruments of foreign issuers and making secured loans of up to 50% of its total portfolio securities.

THE PRINCIPAL RISKS

MONEY MARKET RISK: While money market funds are designed to be relatively low risk investments, they are not entirely free of risk. Despite the short maturities and high credit quality of the Portfolio's investments, increases in interest rates and deteriorations in the credit quality of the instruments the Portfolio has purchased may reduce the Portfolio's net asset value. In addition, the Portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit

Alliance Money Market Portfolio

--------------------------------------------------------------------------------

Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the Portfolio.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns on three-month U.S. Treasury bills and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance Money Market Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company whose inception date is July 13, 1981. The assets of the predecessor will be transferred to the Portfolio on October 1, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

      1989   1990   1991   1992   1993   1994   1995   1996   1997   1998
      ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
      9.2%   8.2%   6.2%   3.6%   3.0%   4.0%   5.7%   5.3%   5.4%   5.3%

Best quarter (% and time period)              Worst quarter (% and time period)
2.37% (1989 2nd Quarter)                      0.69% (1992 4th Quarter)
--------------------------------------------------------------------------------

The Portfolio's 7-day yield for the quarter ended December 31, 1998 was 4.69%.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                     ONE YEAR     FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 Alliance Money Market Portfolio
   - Class IA Shares                   5.34%        5.17%          5.58%
--------------------------------------------------------------------------------
 3-Month Treasury Bill                 5.05%        5.11%          5.44%
--------------------------------------------------------------------------------
 Lipper Money Market Mutual
   Fund Average*                       4.84%        4.77%          5.20%
--------------------------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

-------------------------------------------------------------- EQ Advisors Trust

Alliance Money Market Portfolio

--------------------------------------------------------------------------------

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

RAYMOND J. PAPERA has been responsible for the day-to-day management of the Portfolio and its predecessor since 1990. Mr. Papera, a Senior Vice President of Alliance, has been associated with Alliance since 1990.

Alliance Money Market Portfolio

--------------------------------------------------------------------------------

ALLIANCE QUALITY BOND PORFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve high current income consistent with preservation of capital by investing primarily in investment grade fixed income securities.

THE INVESTMENT STRATEGY

The Portfolio expects to invest in readily marketable securities with relatively attractive yields that the Adviser believes do not involve undue risk.

The Portfolio will follow a policy of investing at least 65% of its total assets in securities which are rated at the time of purchase at least Baa by Moody's or BBB by S&P, or in unrated fixed income securities that the Adviser determines to be of comparable quality.

In the event that the credit rating of a security held by the Portfolio falls below investment grade (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated below investment grade), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if the Adviser believes such an investment is appropriate in the circumstances. The Portfolio will also seek to maintain an average aggregate quality rating of its portfolio securities of at least A (Moody's and S&P).

The Portfolio has complete flexibility as to the types of securities in which it will invest and the relative proportions thereof. In this regard, the Portfolio plans to vary the proportions of its holdings of long- and short-term fixed income securities (including debt securities, convertible debt securities and U.S. Government obligations), preferred stocks and dividend-paying common stocks in order to reflect the Adviser's assessment of prospective cyclical changes even if such action may adversely affect current income.

The Portfolio may also invest in foreign securities, although it will not invest more than 20% of its total assets in securities denominated in currencies other than the U.S. dollar. The Portfolio may enter into foreign currency futures contracts (and related options), forward foreign currency exchange contracts and options on foreign currencies for hedging purposes.

The Portfolio may also make use of various other investment strategies, including zero coupon pay-in-kind securities, collateralized mortgage obligations, securities lending with a value of up to 50% of its total assets, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis and repurchase agreements. The Portfolio may also use derivatives, including: purchasing put and call options and writing covered put and call options on securities it may purchase. The Portfolio also intends to write covered call options for cross-hedging purposes, which are designed to provide a hedge against a decline in value of another security which the Portfolio owns or has the right to acquire.

The Portfolio may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors.

When market or financial conditions warrant, the Portfolio may invest in certain money market instruments for temporary or defensive purposes. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

FIXED INCOME RISKS: This Portfolio invests primarily in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:

     INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

-------------------------------------------------------------- EQ Advisors Trust

Alliance Quality Bond Portfolio

--------------------------------------------------------------------------------

    INVESTMENT GRADE SECURITIES RISK: The Portfolio could lose money if the issuer or guarantor of a debt security or counterparty to a Portfolio's transaction is unable or unwilling to make timely principal and/or interest payments, or to honor its financial obligations. Investment grade securities which are rated BBB or S&P or an equivalent rating by any other nationally recognized statistical rating organization, are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

    MORTGAGE-BACKED SECURITIES RISK: Rising interest rates may cause the duration of mortgage-backed securities to increase, making them even more susceptible to interest rate changes. Falling interest rates may cause the value and yield of mortgage-backed securities to fall. Falling interest rates also may encourage borrowers to pay off their mortgages sooner than anticipated (pre-payment). The Portfolio would need to reinvest the prepaid funds at the newer, lower interest rates.

    ZERO COUPON AND PAY-IN-KIND SECURITIES RISK: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

Alliance Quality Bond Portfolio

--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last five calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one and five years and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance Quality Bond Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Quality Bond Portfolio) whose inception date is October 1, 1993. The assets of the predecessor will be transferred to the Portfolio on October 1, 1999.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

             1994        1995        1996        1997        1998
             ----        ----        ----        ----        ----
            -5.1%       17.0%        5.4%        9.1%         8.7%

Best quarter (% and time period)               Worst quarter (% and time period)
6.19% (1995 2nd Quarter)                       -4.03% (1994 1st Quarter)
--------------------------------------------------------------------------------

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                SINCE
                                  ONE YEAR     FIVE YEARS     INCEPTION
--------------------------------------------------------------------------------
  Alliance Quality Bond
    Portfolio - Class IA
    Shares                          8.69%        6.78%          6.34%
--------------------------------------------------------------------------------
  Lehman Aggregate Bond*            8.69%        7.27%          6.92%
--------------------------------------------------------------------------------
  Lipper Corporate Debt Funds
    A Rated Average*                7.47%        6.54%          6.21%
--------------------------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

MATTHEW BLOOM has been responsible for the day-to-day management of the Portfolio and its predecessor since 1995. Mr. Bloom, a Senior Vice President of Alliance, has been associated with Alliance since 1989.

-------------------------------------------------------------- EQ Advisors Trust

Alliance Quality Bond Portfolio

DOMESTIC EQUITY PORTFOLIOS

--------------------------------------------------------------------------------

ALLIANCE COMMON STOCK PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of its capital and increase income.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks and other equity-type securities (such as preferred stocks or convertible debt) that the Adviser believes will share in the growth of the nation's economy over a long period.

Most of the time, the Portfolio will invest primarily in common stocks that are listed on national securities exchanges. Smaller amounts will be invested in stocks that are traded over-the-counter and in other equity-type securities. Current income is an incidental consideration. The Portfolio generally will not invest more than 20% of its total assets in foreign securities.

The Portfolio may also make use of various other investment strategies, including making secured loans of up to 50% of its total assets. The Portfolio may also use derivatives, including: writing covered call and put options, buying call and put options on individual common stocks and other equity-type securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.

When market or financial conditions warrant or it appears that the Portfolio's investment objective will not be achieved by purchasing equity securities, the Portfolio may invest a portion of its assets in debt securities, including nonparticipating and nonconvertible preferred stocks, investment-grade debt securities and junk bonds, e.g., rated BB or lower by S&P or Ba or lower by Moody's. The Portfolio also may make temporary investments in high-quality U.S. dollar-denominated money market instruments. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

Alliance Common Stock Portfolio

--------------------------------------------------------------------------------

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known, held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

JUNK BOND RISK: The Portfolio may invest a portion of its assets in "junk bonds" or lower-rated securities rated BB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality. Junk bonds have speculative elements or are predominantly speculative credit risks, therefore, credit risk is particularly significant for this Portfolio. This Portfolio may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is the performance of its predecessor registered investment company managed (HRT/Alliance Common Stock Portfolio) by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Common Stock Portfolio) whose inception date is June 16, 1975. The assets of the predecessor will be transferred to the Portfolio on October 1, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

-------------------------------------------------------------- EQ Advisors Trust

Alliance Common Stock Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

      1989   1990   1991   1992   1993   1994   1995   1996   1997   1998
      ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
     25.6%  -8.1%  40.00%  3.2%  24.8%  -2.1%  32.5%  24.30%  29.4%  29.4%

Best quarter (% and time period)               Worst quarter (% and time period)
28.42% (1998 4th Quarter)                      -20.22% (1990 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                     ONE YEAR     FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 Alliance Common Stock Portfolio
   - Class IA Shares                  29.39%       21.95%         18.65%
--------------------------------------------------------------------------------
 S&P 500 Index*                       28.58%       24.06%         19.21%
--------------------------------------------------------------------------------
 Lipper Growth Equity Mutual
   Funds Average*                     22.86%       18.63%         16.72%
--------------------------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

TYLER J. SMITH has been responsible for the day-to-day management of the Portfolio and its predecessor since 1977. Mr. Smith, a Senior Vice President of Alliance, has been associated with Alliance since 1970.

Alliance Common Stock Portfolio

--------------------------------------------------------------------------------

ALLIANCE EQUITY INDEX PORTFOLIO

INVESTMENT OBJECTIVE: Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

THE INVESTMENT STRATEGY

The Adviser will not utilize customary economic, financial or market analyses or other traditional investment techniques in managing the Portfolio. Rather, the Adviser will use proprietary modeling techniques to construct a portfolio that it believes will, in the aggregate, approximate the performance results of the S&P 500 Index.

The Adviser will first select from the largest capitalization securities in the S&P 500 on a capitalization-weighted basis. Generally, the largest capitalization securities reasonably track the S&P 500 because the S&P 500 is significantly influenced by a small number of securities. However, in the Adviser's view, selecting securities on the basis of their capitalization alone would distort the Portfolio's industry diversification, and therefore economic events could potentially have a dramatically different impact on the performance of the Portfolio from that of the S&P 500. Recognizing this fact, the modeling techniques also consider industry diversification when selecting investments for the Portfolio. The Adviser also seeks to diversify the Portfolio's assets with respect to market capitalization. As a result, the Portfolio will include securities of smaller and medium-sized capitalization companies in the S&P 500.

Cash may be accumulated in the Portfolio until it reaches approximately 1% of the value of the Portfolio at which time such cash will be invested in common stocks as described above. Accumulation of cash increases tracking error. The Portfolio will, however, remain substantially fully invested in common stocks even when common stock prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

In order to reduce brokerage costs, maintain liquidity to meet shareholder redemptions or minimize tracking error when the Portfolio holds cash, the Portfolio may from time to time buy and hold futures contracts on the S&P 500 Index and options on such futures contracts. The contract value of futures contracts purchased by the Portfolio plus the contract value of futures contracts underlying call options purchased by the Portfolio will not exceed 20% of the Portfolio's total assets. The Portfolio may seek to increase income by lending its portfolio securities with a value of up to 50% of its total assets to brokers-dealers.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

INDEX-FUND RISK: The Portfolio is not actively managed and invests in securities included in the index regardless of their investment merit. Therefore, the Portfolio cannot modify its investment strategies to respond to changes in the economy and may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the index. Although the Portfolio's modeling techniques are intended to produce performance that approximates that of the S&P 500 (before expenses), there can be no assurance that these techniques will reduce "tracking error" (i.e., the difference between the Portfolio's investment results (before expenses) and the S&P 500's). Tracking error may arise as a result of brokerage costs, fees and operating expenses and a lack of correlation between the Portfolio's investments and the S&P 500.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

-------------------------------------------------------------- EQ Advisors Trust

Alliance Equity Index Portfolio

--------------------------------------------------------------------------------

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past year and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Equity Index Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Equity Index Portfolio) whose inception date is March 1, 1994. The assets of the predecessor will be transferred to the Portfolio on October 1, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                   1995         1996         1997         1998
                   ----         ----         ----         ----
                  36.5%        22.4%        32.6%        28.1%

Best quarter (% and time period)               Worst quarter (% and time period)
21.13% (1998 4th Quarter)                      -9.97% (1998 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                               SINCE
                                                ONE YEAR     INCEPTION
--------------------------------------------------------------------------------
 Alliance Equity Index Portfolio - Class IA
   Shares                                         28.07%       24.31%
--------------------------------------------------------------------------------
 S&P 500 Index*                                   28.58%       24.79%
--------------------------------------------------------------------------------
 Lipper S&P 500 Index Funds Average*              28.05%       24.31%
--------------------------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

JUDITH A. DEVIVO has been responsible for the day-to-day management of the Portfolio and its predecessor since its inception. Ms. DeVivo, a Vice President of Alliance, has been associated with Alliance since 1970.

Alliance Equity Index Portfolio

--------------------------------------------------------------------------------

ALLIANCE GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide a high total return through a combination of current income and capital appreciation by investing primarily in income-producing common stocks and securities convertible into common stocks.

THE INVESTMENT STRATEGY

The Portfolio seeks to maintain a portfolio yield above that of issuers comprising the S&P 500 and to achieve (in the long run) a rate of growth in Portfolio income that exceeds the rate of inflation. The Portfolio will generally invest in common stocks of "blue chip" issuers, i.e., those:

o   that have a total market capitalization of at least $1 billion;

o   that pay periodic dividends; and

o whose common stock is in the highest four issuer ratings for S&P (i.e., A+, A, Ab or B+) or Moody's (i.e., high grade, investment grade, upper medium grade or medium grade) or, if unrated, is determined to be of comparable quality by the Adviser.

It is expected that on average the dividend rate of these issuers will exceed the average rate of issuers constituting the S&P 500.

The Portfolio may also invest without limit in securities convertible into common stocks, which include convertible bonds, convertible preferred stocks and convertible warrants. The Portfolio may also invest up to 30% of its total assets in high yield, high risk convertible securities rated at the time of purchase below investment grade (i.e., rated BB or lower by S&P or Ba or lower by Moody's or determined by the Adviser to be of comparable quality).

The Portfolio does not expect to invest more than 25% of its total assets in foreign securities, although it may do so without limit. It may enter into foreign currency futures contracts (and related options), forward foreign currency exchange contracts and options on currencies for hedging purposes.

The Portfolio may also write covered call and put options on securities and securities indexes for hedging purposes or to enhance its return and may purchase call and put options on securities and securities indexes for hedging purposes. The Portfolio may also purchase and sell securities index futures contracts and may write and purchase options thereon for hedging purposes.

When market or financial conditions warrant, the Portfolio may invest in certain money market instruments for temporary or defensive purposes. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income

-------------------------------------------------------------- EQ Advisors Trust

Alliance Growth and Income Portfolio

--------------------------------------------------------------------------------

securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

JUNK BOND RISK: The Portfolio may invest a portion of its assets in "junk bonds" or lower-rated securities rated BB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality. Therefore, credit risk is particularly significant for this Portfolio. Junk bonds have speculative elements or are predominantly speculative credit risks. This Portfolio may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

FOREIGN SECURITIES RISKS: To the extent the Portfolio invests in foreign securities, it is subject to risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

LEVERAGING RISK: When the Portfolio is borrowing money or otherwise leveraging its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last five calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of equity and fixed income securities; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance. The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance Growth and Income Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Growth and Income Portfolio) whose inception date is October 1, 1993. The assets of the predecessor will be transferred to the Portfolio on October 1, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Alliance Growth and Income Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

          1994         1995         1996         1997         1998
          ----         ----         ----         ----         ----
         -0.6%        24.1%        20.1%        26.9%        20.9%

Best quarter (% and time period)               Worst quarter (% and time period)
26.28% (1998 4th Quarter)                      -15.03% (1998 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                  SINCE
                                    ONE YEAR     FIVE YEARS     INCEPTION
--------------------------------------------------------------------------------
 Alliance Growth and Income
   Portfolio - Class IA Shares       20.86%       17.84%         16.86%
--------------------------------------------------------------------------------
 75% S&P 500 Index/25%
   Value Line Convertible*           20.10%       21.07%         20.48%
--------------------------------------------------------------------------------
 S&P 500 Index*                      28.58%       24.06%         23.32%
--------------------------------------------------------------------------------
 Lipper Growth and Income
   Funds Average*                    15.61%       18.35%         17.89%
--------------------------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

PAUL RISSMAN and W. THEODORE KUCK have been the persons responsible for the day-to-day management of the Portfolio, Mr. Rissman since 1996 and Mr. Kuck since the Portfolio and its predecessor's inception. Mr. Rissman, a Senior Vice President of Alliance, has been associated with Alliance since 1989. Mr. Kuck, a Vice President of Alliance, has been associated with Alliance since 1971.

-------------------------------------------------------------- EQ Advisors Trust

Alliance Growth and Income Portfolio

--------------------------------------------------------------------------------

CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation

THE INVESTMENT STRATEGY

The portfolio invests primarily in common stocks of medium to large U.S. companies that meet both investment and social criteria. Brown Capital (and Calvert) use a tandem investment process to select potential investments for the Portfolio. Brown Capital creates a universe of potential investments from which it and Calvert will ultimately select portfolio securities. Once Brown Capital identifies a potential investment, Calvert promptly socially screens each potential investment to assure that it meets Calvert's social criteria. During that process, Brown Capital continues to evaluate each potential investment based on whether that investment will satisfy Brown Capital's investment criteria. The criteria of both Brown Capital and Calvert must be satisfied before a security will be purchased for the Portfolio.

For purposes of this Portfolio, companies having market capitalizations greater than $1 billion are considered medium to large companies.

INVESTMENT CRITERIA: Brown Capital's investment process balances the growth potential of investments with the price or value of the investment in order to identify stocks that offer above average growth potential at reasonable prices. Brown Capital evaluates each stock in terms of its growth potential, the return on risk-free investments, and the specific risk features of the company to determine the reasonable price for the stock.

The Portfolio may invest up to 15% of its net assets in illiquid securities, which are securities that cannot be readily sold because there is no active market for them.

The Portfolio may invest in derivative instruments, such as foreign currency contracts (up to 5% of its total assets), options on securities and indices (up to 5% of its total assets), and futures contracts (up to 5% of its net assets).

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its asets in short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

SOCIAL CRITERIA: Calvert analyzes investments from a social activist perspective. Calvert's philosophy is that long-term rewards to investors will come from those organizations whose products, services and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria still involve subjective judgment by Calvert.

The Portfolio seeks to invest in companies that:

o deliver safe products and services in ways that sustain our natural environment. For example, the Portfolio looks for companies that produce energy from renewable resources, while avoiding consistent polluters;

o manage with participation throughout the organization in defining and achieving objectives. For example, the Portfolio looks for companies that offer employee stock ownership or profit-sharing plans;

o negotiate fairly with their workers, provide an environment supportive of their wellness, do not discriminate on the basis of race, gender, religion, age, disability, ethnic origin, or sexual orientation, do not consistently violate regulations of the U.S. Equal Employment Opportunity Commission, and provide opportunities for women, disadvantaged minorities, and others for whom equal opportunities have often been denied. For example, the Portfolio considers both unionized and non-union firms with good labor relations; and

o foster awareness of a commitment to human goals, such as creativity, productivity, self-respect and responsibility, within the organization and the world, and continually

Calvert Socially Responsible Portfolio

--------------------------------------------------------------------------------

    recreates a context within which these goals can be realized. For example, the Portfolio looks for companies with an above average commitment to community affairs and charitable giving.

The Portfolio will not invest in companies that Calvert determines to be significantly engaged in:

o   production of or the manufacture of equipment to produce, nuclear energy;

o   business activities in support of repressive regimes;

o   manufacture of weapon systems;

o   manufacture of alcoholic beverages or tobacco products; or

o   operation of gambling casinos.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

MID-CAP COMPANY RISK: The Portfolio's investments in mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PORTFOLIO PERFORMANCE

The inception date for this Portfolio is August 30, 1999. Therefore, no prior performance information is available.

WHO MANAGES THE PORTFOLIO

CALVERT ASSET MANAGEMENT COMPANY, INC. ("Calvert"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, a subsidiary of Calvert Group Ltd., which is a subsidiary of Acacia Mutual Life Insurance Company of Washington, DC ("Acacia Mutual"). On January 1, 1999, Acacia Mutual merged with and became a controlled subsidiary of Ameritas Acacia Mutual Holding Company. Calvert has been the Adviser to the Portfolio since it commenced operations. It has been managing mutual funds since 1976. Calvert is the investment adviser for over 25 mutual funds, including the first and largest family of socially screened funds. Calvert provides the social investment research and screening of the Portfolio's investments. As of December 31, 1998, Calvert had $6 billion in assets under management.

BROWN CAPITAL MANAGEMENT, INC. ("Brown Capital"), 809 Cathedral Street, Baltimore, Maryland 21201. Brown Capital initially identifies potential investments for the Portfolio, which are then promptly screened by Calvert using the Portfolio's social criteria.

EDDIE C. BROWN, founder and President of Brown Capital, heads the management team for the Portfolio. He has over

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Calvert Socially Responsible Portfolio

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24 years of investment management experience, and has held positions with T. Rowe Price and Irwing Management Company. Mr. Brown is a frequent panelist on "Wall Street Week with Louis Rukeyser" and is a member of the Wall Street Week Hall of Fame.

Calvert Socially Responsible Portfolio

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CAPITAL GUARDIAN RESEARCH PORTFOLIO

INVESTMENT OBJECTIVE: To achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities of United States issuers and securities whose principal markets are in the United States, including American Depositary Receipts and other United States registered foreign securities. The Portfolio invests primarily in common stocks (or securities convertible or exchangeable into common stocks) of companies with market capitalization greater than $1 billion at the time of purchase.

The Portfolio may invest up to 10% of its total assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities).

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in high-quality debt securities, including short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

CONVERTIBLE SECURITIES RISK: Convertible securities enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

PORTFOLIO PERFORMANCE

The inception date for this Portfolio is April 30, 1999. Therefore, no prior performance is available.

WHO MANAGES THE PORTFOLIO

CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and manages approximately $80 billion as of December 31, 1998.

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Capital Guardian Research Portfolio

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The Portfolio is managed by a group of investment research professionals, led by the Research Portfolio Coordinator, each of whom has investment discretion over a segment of the total Portfolio. The size of each segment will vary over time and may be based upon: (1) the level of conviction of specific research professionals as to their designated sectors; (2) industry weights within the relevant benchmark for the Portfolio; and (3) the judgment of the Research Portfolio Coordinator in assessing the level of conviction of research professionals compared to industry weights within the relevant benchmark. Sectors may be overweighted relative to their benchmark weighting if there is a substantial number of stocks that are judged to be attractive based on the research professionals research in that sector, or may be underweighted if there are relatively fewer stocks viewed to be attractive in the sector. The Research Portfolio Coordinator also coordinates the cash holdings of the Portfolio.

Capital Guardian Research Portfolio

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CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

INVESTMENT OBJECTIVE: To achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio strives to accomplish its investment objectives through constant supervision, careful securities selection and broad diversification.

The Portfolio invests primarily in equity securities of United States companies with market capitalization greater than $1 billion at the time of purchase. In selecting securities for investment, the Adviser focuses primarily on the potential of capital appreciation.

The Portfolio may invest up to 10% of its total assets in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities). These securities may include American Depositary Receipts.

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in high-quality debt securities, including short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

CONVERTIBLE SECURITIES RISK: Convertible securities enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

PORTFOLIO PERFORMANCE

The inception date for this Portfolio is April 30, 1999. Therefore, no prior performance is available.

WHO MANAGES THE PORTFOLIO

CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and manages approximately $80 billion as of December 31, 1998.

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Capital Guardian U.S. Equity Portfolio

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Capital Guardian uses a multiple portfolio manager system under which the Portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the Portfolio is managed by a group of investment research analysts.

The individual portfolio managers of each segment of the Portfolio, other than that managed by the group of research analysts, are as follows:

DONNALISA P. BARNUM. Donnalisa Barnum is a Senior Vice President and a portfolio manager for Capital Guardian. She joined the Capital Guardian organization in 1986.

MICHAEL R. ERICKSON. Michael Erickson is a Senior Vice President and portfolio manager for Capital Guardian and a Senior Vice President and Director for Capital International Limited. He joined the Capital Guardian organization in 1987.

DAVID I. FISHER. David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.

THEODORE R. SAMUELS. Theodore Samuels is a Senior Vice President and a Director for Capital Guardian, as well as a Director of Capital International Research, Inc. He joined the Capital Guardian organization in 1981.

EUGENE P. STEIN. Eugene Stein is Executive Vice President, a Director, a portfolio manager, and Chairman of the Investment Committee for Capital Guardian. He joined the Capital Guardian organization in 1972.

Capital Guardian U.S. Equity Portfolio

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EQ/ALLIANCE PREMIER GROWTH PORTFOLIO

INVESTMENT OBJECTIVE: To achieve long-term growth of capital by primarily investing in equity securities of a limited number of large, carefully selected, high-quality United States companies that are judged, by the Adviser, likely to achieve superior earnings growth.

THE INVESTMENT STRATEGY

The Portfolio invests primarily (at least 85% of its total assets) in equity securities of United States companies. The Portfolio is diversified for purposes of the 1940 Act, however it is still highly concentrated. The Portfolio focuses on a relatively small number of intensively researched companies. The Adviser selects the Portfolio's investments from a research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying securities of companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations.

Normally, the Portfolio invests in about 40-50 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. In managing the Portfolio, the Adviser seeks to capitalize on apparently unwarranted price fluctuations both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its holdings. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its holdings. Through this approach, the Adviser seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Adviser expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500.

The Portfolio may invest up to 20% of its net assets in convertible securities and 15% of its total assets in securities of foreign issuers.

The Portfolio may write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

FOCUSED PORTFOLIO RISK: The Portfolio invests in the securities of a limited number of companies. Consequently, the Portfolio may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio's net asset value.

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

CONVERTIBLE SECURITIES RISK: Convertible securities enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in

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EQ/Alliance Premier Growth Portfolio

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relation to changes in interest rates and changes in the value of the underlying common stock.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

PORTFOLIO PERFORMANCE

The inception date for this Portfolio is April 30, 1999. Therefore, no prior performance is available.

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance's sole general partner is Alliance Capital Management Corporation, which is an indirect wholly-owned subsidiary of Equitable, one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated. Therefore, the Manager and Alliance are affiliates of each other. Alliance, a Delaware limited partnership, is a leading international investment manager.

ALFRED HARRISON is the Portfolio Manager and has been responsible for the day-to-day management of the Portfolio since its inception. Mr. Harrison is Vice Chairman of Alliance Capital Management Corporation and has been with Alliance since 1978. Prior to 1978, Mr. Harrison was co-founder, President, and Chief Executive Officer of IDS Advisory Corporation, the pension fund investment management subsidiary of Investors Diversified Services, Inc.

EQ/Alliance  Premier Growth Portfolio

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MFS GROWTH WITH INCOME PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide reasonable current income and long-term growth of capital and income.

For purposes of this Portfolio, the words "reasonable current income" mean moderate income.

THE INVESTMENT STRATEGY

The Portfolio invests, under normal market conditions, primarily (at least 65% of its total assets) in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts for those securities. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets. While the Portfolio may invest in companies of any size, the Portfolio generally focuses on companies with larger market capitalizations that the Adviser believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.

The Adviser uses a "bottom-up" investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis performed by the Adviser's large group of equity research analysts.

The Portfolio may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal strategies for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objective and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.


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MFS Growth With Income Portfolio

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PORTFOLIO PERFORMANCE

The inception date for this Portfolio is December 31, 1998. Therefore, no prior performance information is available.

WHO MANAGES THE PORTFOLIO

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

The Portfolio Managers are JOHN D. LAUPHEIMER, JR., Senior Vice President of MFS, who has been employed as a portfolio manager by MFS since 1986; and MITCHELL D. DYNAN, a Vice President of MFS, who has been employed as a portfolio manager by MFS since 1981.


MFS Growth with Income Portfolio

GLOBAL/INTERNATIONAL PORTFOLIOS
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ALLIANCE GLOBAL PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in a diversified mix of equity securities of U.S. and established foreign companies. The Adviser believes the equity securities of these established non-U.S. companies have prospects for growth. The Portfolio intends to make investments in several countries and to have represented in the Portfolio business activities in not less than three different countries (including the United States).

These non-U.S. companies may have operations in the United States, in their country of incorporation or in other countries.

The Portfolio may invest in any type of security including, but not limited to, common and preferred stock, as well as shares of mutual funds that invest in foreign securities, bonds and other evidences of indebtedness, and other securities of issuers wherever organized and governments and their political subdivisions. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Portfolio intends under normal conditions to invest in equity securities.

The Portfolio may also make use of various other investment strategies, including making secured loans of up to 50% of its total assets. The Portfolio may also use derivatives including: writing covered call and put options, purchasing call and put options on individual equity securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts

When market or financial conditions warrant, the Portfolio may at times invest substantially all of its assets in securities issued by U.S. companies or in cash or cash equivalents, including money market instruments issued by foreign entities for temporary or defensive purposes. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

FOREIGN SECURITIES RISKS: Investing in foreign securities involves risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

     EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

     EURO RISK: The Portfolio invests in securities issued by European issuers that that may be adversely impacted by the recent introduction of the "Euro" as a common currency in 11 European Monetary Union member


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Alliance Global Portfolio

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     states. The Euro may result in various legal and accounting differences, tax treatments, the creation and implementation of suitable clearing and settlement systems and other operational problems, that may cause market disruptions that could adversely affect investments quoted in the Euro.

     REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices. Leveraging Risk. When the Portfolio is borrowing money or otherwise leveraging its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance Global Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Global Portfolio) whose inception date is August 27, 1987. The assets of the predecessor will be transferred to the Portfolio on October 1, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance.

Alliance Global Portfolio

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CALENDAR YEAR ANNUAL TOTAL RETURN
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      1989   1990   1991   1992   1993   1994   1995   1996   1997   1998
      ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
     26.7%  -6.1%  30.5%  -0.5%  32.1%   5.2%  18.8%  14.6%  11.7%  21.8%


Best quarter (% and time period)     Worst quarter (% and time period)
26.59% (1998 4th Quarter)            -16.99% (1998 3rd Quarter)

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AVERAGE ANNUAL TOTAL RETURNS

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                                 ONE YEAR     FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 Alliance Global Portfolio -
   Class IA Shares                 21.80%       14.28%         14.81%
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 MSCI World Index*                 24.34%       15.68%         10.66%
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 Lipper Global Mutual Funds
   Average*                        14.34%       11.98%         11.21%
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* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

SANDRA L. YEAGER has been responsible for the day-to-day management of the Portfolio's and its predecessor's investment program since 1998. Ms. Yeager, a Senior Vice President of Alliance, has been associated with Alliance since 1990.

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Alliance Global Portfolio

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ALLIANCE INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies with prospects for growth.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies or foreign governmental enterprises that the Adviser believes have prospects for growth. The Portfolio may invest anywhere in the world (including developing countries or "emerging markets"), although it will not generally invest in the United States. The Portfolio may purchase securities of developing countries, which include, among others, Mexico, Brazil, Hong Kong, India, Poland, Turkey and South Africa.

These non-U.S. companies may have operations in the United States, in their country of incorporation and/or in other countries.

The Portfolio intends to have represented in the Portfolio business activities in not less than three different countries.

The Portfolio may also invest in any type of investment grade, fixed income security including, but not limited to, preferred stock, convertible securities, bonds, notes and other evidences of indebtedness of foreign issuers, including obligations of foreign governments. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Portfolio intends under normal market conditions to invest primarily in equity securities.

The Portfolio may also make use of various other investment strategies, including the purchase and sale of shares of other mutual funds investing in foreign securities and making loans of up to 50% of its portfolio securities. The Portfolio may also use derivatives, including: writing covered call and put options, purchasing purchase call and put options on individual equity securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts.

For temporary or defensive purposes, when market or financial conditions warrant, the Portfolio may at times invest substantially all of its assets in securities issued by a single major developed country (e.g., the United States) or in cash or cash equivalents, including money market instruments issued by that country. In addition, the Portfolio may establish and maintain temporary cash balances in U.S. and foreign short-term high-grade money market instruments for defensive purposes or to take advantage of buying opportunities. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

FOREIGN SECURITIES RISKS: Investing in foreign securities involves risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

Alliance Global Portfolio

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     EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

     EURO RISK: The Portfolio invests in securities issued by European issuers that that may be adversely impacted by the recent introduction of the "Euro" as a common currency in 11 European Monetary Union member states. The Euro may result in various legal and accounting differences, tax treatments, the creation and implementation of suitable clearing and settlement systems and other operational problems, that may cause market disruptions that could adversely affect investments quoted in the Euro.

     REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

LEVERAGING RISK: When the Portfolio is borrowing money or otherwise leveraging its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last three calendar years and some of the risks of investing in the Portfolio by showing yearly


-------------------------------------------------------------  EQ Advisors Trust
Alliance Global Portfolio

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changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance International Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance International Portfolio) whose inception date is April 3, 1995. The assets of the predecessor will be transferred to the Portfolio on October 1, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

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CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

      1996   1997    1998
      ----   ----    ----
      9.8%  -2.98%  10.6%

Best quarter (% and time period)          Worst quarter (% and time period)
16.55% (1998 4th Quarter)                 -15.68% (1998 3rd Quarter)

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                       SINCE
                                        ONE YEAR     INCEPTION
--------------------------------------------------------------------------------
 Alliance International Portfolio -
   Class IA Shares                        10.57%        7.49%
--------------------------------------------------------------------------------
 MSCI EAFE Index*                         20.00%        9.68%
--------------------------------------------------------------------------------
 Lipper International Mutual Funds
   Average*                               13.02%       10.74%
--------------------------------------------------------------------------------
* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

SANDRA L. YEAGER has been responsible for the day-to-day management of the Portfolio and its predecessor since January 1999. Ms. Yeager, a Senior Vice President of Alliance, has been associated with Alliance since 1990.

Alliance Global Portfolio

AGGRESSIVE EQUITY PORTFOLIOS

--------------------------------------------------------------------------------

ALLIANCE AGGRESSIVE STOCK PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks and other equity securities of small and medium-sized companies that, in the opinion of the Adviser, have favorable growth prospects. The Portfolio may also invest in securities of companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations (i.e., change in management, new products or changes in customer demand) and less widely known companies.

The Portfolio may also invest up to 20% of its total assets in foreign securities and may also make use of various other investment strategies, including investments in debt securities and making secured loans of up to 50% of its total portfolio securities. The Portfolio may also use derivatives, including: writing covered call options and purchasing call and put options on individual equity securities, securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.

When market or financial conditions warrant, or it appears that the Portfolio's investment objective will not be achieved primarily through investments in common stocks, the Portfolio may invest in other equity-type securities (such as preferred stocks and convertible debt instruments) and options for hedging purposes. The Portfolio may also make temporary investments in corporate fixed income securities, which will generally be investment grade, or invest part its assets in cash or cash equivalents, including high-quality money market instruments for liquidity or defensive purposes. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known, held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.


------------------------------------------------------------  EQ Advisors Trust

Aggressive Equity Stock Portfolio

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FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

LEVERAGING RISK: When the Portfolio is borrowing money or otherwise leveraging its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of two broad-based indices; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance Aggressive Stock Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Aggressive Stock Portfolio) whose inception date is January 27, 1986. The assets of the predecessor will be transferred to the Portfolio on October 1, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

      1989   1990   1991   1992   1993   1994   1995   1996   1997   1998
      ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
     43.5%   8.2%  86.9%  -3.2%  16.8%  -3.8%  31.6%  22.2%  10.9%   0.3%


Best quarter (% and time period)       Worst quarter (% and time period)
40.10% (1991 1st Quarter)               -27.19% (1998 3rd Quarter)

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                    ONE YEAR     FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 Alliance Aggressive Stock
   Portfolio - Class IA Shares        0.29%       11.47%         18.90%
--------------------------------------------------------------------------------
 50% S&P 400 MidCap
   Index/50% Russell 2000*            8.28%       15.56%         16.49%
--------------------------------------------------------------------------------
 S&P 400 MidCap Index*               19.11%       18.84%         19.29%
--------------------------------------------------------------------------------
 Lipper MidCap Growth Funds
   Average*                          12.16%       14.87%         15.44%
--------------------------------------------------------------------------------
* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the

Aggressive Equity Stock Portfolio

--------------------------------------------------------------------------------

predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

ALDEN M. STEWART and RANDALL E. HAASE have been the persons principally responsible for the day-to-day management of the Portfolio and its predecessor since 1993. Mr. Stewart, an Executive Vice President of Alliance, has been associated with Alliance since 1970. Mr. Haase, a Senior Vice President of Alliance, has been associated with Alliance since 1988.


-------------------------------------------------------------  EQ Advisors Trust

Aggressive Equity Stock Portfolio

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ALLIANCE SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in U.S. common stocks and other equity-type securities issued by smaller companies with favorable growth prospects. The Portfolio may at times invest in companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations (i.e., change in management, new products or changes in customer demand) and less widely known companies.

Under normal market conditions, the Portfolio intends to invest at least 65% of its total assets in securities of smaller capitalization companies (currently considered by the Adviser to mean companies with market capitalization at or below $2 billion).

The Portfolio may invest in foreign securities and may also make use of various other investment strategies, including making secured loans of up to 50% of its total portfolio securities. The Portfolio may also use derivatives including: writing covered call options and purchasing call and put options on individual equity securities, securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.

The Portfolio will invest up to 20% of its net asset value, measured at the time of investment, in securities principally traded on foreign securities markets (other than commercial paper).

When market or financial conditions warrant, the Portfolio may invest in other equity-type securities (such as preferred stocks and convertible debt instruments) and investment-grade corporate fixed income securities. For temporary or defensive purposes, the Portfolio may invest without limitation in cash or cash equivalents or high-quality money market instruments. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known, held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the

Alliance Small Cap Growth Portfolio

--------------------------------------------------------------------------------

risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for 1998, the Portfolio's first full year of existence and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for one year and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance Small Cap Growth Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Small Cap Growth Portfolio) whose inception date is May 1, 1997. The assets of the predecessor will be transferred to the Portfolio on October 1, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

      1998
      ----
     -4.3%


Best quarter (% and time period)       Worst quarter (% and time period)
22.98 (1998 4th Quarter)               -28.07% (1998 3rd Quarter)


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                          SINCE
                                           ONE YEAR     INCEPTION
--------------------------------------------------------------------------------
 Alliance Small Cap Growth Portfolio -
  Class IA Shares                            -4.28%       12.27%
--------------------------------------------------------------------------------
 Russell 2000 Growth Index*                   1.23%       16.58%
--------------------------------------------------------------------------------
 Lipper Small Company Growth Funds
  Average*                                   -0.33%       16.72%
--------------------------------------------------------------------------------
* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105.

------------------------------------------------------------   EQ Advisors Trust
Alliance Small Cap Growth Portfolio

--------------------------------------------------------------------------------

Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

MARK J. CUNNEEN has been responsible for the day-to-day management of Portfolio and its predecessor since January 1999. Mr. Cunneen, a Senior Vice President of Alliance, has been associated with Alliance since January 1999. Prior to joining Alliance, Mr. Cunneen had been associated with INVESCO since May 1998, and before that with Chancellor LGT Asset Management, Inc. ("Chancellor") since 1992. Mr. Cunneen had been the head of Chancellor's Small Cap Equity Group since 1997.


Alliance Small Cap Growth Portfolio

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EQ/EVERGREEN PORTFOLIO

INVESTMENT OBJECTIVE: Seeks capital appreciation.

THE INVESTMENT STRATEGY

The Evergreen Portfolio invests primarily in common stocks and convertible securities of companies that are relatively small or little-known or represent special situations which the Adviser believes offer potential for capital appreciation. In addition, the Portfolio may invest in relatively well-known, large company securities that have the potential for capital appreciation. Securities are selected based on a combination of comparative undervaluation relative to growth potential and/or merger/acquisition price.

For purposes of this Portfolio, a "little-known" company is one whose business is limited to a regional market or whose securities are mainly privately held. A "relatively small" company is one that has a small share of the market for its products or services in comparison with other companies in its field or that provides goods or services for a limited market. A "special situation" company is one which offers potential for capital appreciation because of a recent or anticipated change in structure, management, products or services.

The Portfolio also may invest to a lesser extent in non-convertible debt securities and preferred stocks that offer an opportunity for capital appreciation.

When market or financial conditions warrant, the Portfolio may invest up to 100% of its assets in short-term obligations for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.


-------------------------------------------------------------  EQ Advisors Trust
EQ/Evergreen Portfolio

--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE

The inception date for this Portfolio is December 31, 1998. Therefore, no prior performance information is available.

WHO MANAGES THE PORTFOLIO

EVERGREEN ASSET MANAGEMENT CORP. ("Evergreen"), 2500 Westchester Avenue, Purchase, New York 10577. Evergreen has been the Adviser to the Portfolio since it commenced operations. Evergreen is a registered investment adviser and a wholly-owned subsidiary of First Union Corporation. Evergreen offers a broad range of financial services to individuals and businesses throughout the United States.

JEAN LEDFORD and RICHARD WELSH became co-managers of the Portfolio in August 1999. Jean Ledford, CFA, became President and Chief Executive Officer of Evergreen in August 1999. From February 1997 until she joined Evergreen, Ms. Ledford worked as a portfolio manager at American Century Investments ("American Century"). From 1980 until she joined American Century, Ms. Ledford was the investment director at the State of Wisconsin Investment Board.

Mr. Welsh joined Evergreen as Senior Vice President and portfolio manager in August 1999. Prior to joining Evergreen, he worked for five years as a portfolio manager and analyst at American Century.


EQ/Evergreen Portfolio

ASSET ALLOCATION PORTFOLIOS

--------------------------------------------------------------------------------

The Alliance Conservative Investors Portfolio, the Alliance Balanced Portfolio and the Alliance Growth Investors Portfolio together are called the Asset Allocation Portfolios. These Portfolios invest in a variety of fixed income and equity securities, each pursuant to a different asset allocation strategy, as described below. The term "asset allocation" is used to describe the process of shifting assets among discrete categories of investments in an effort to reduce risk while producing desired return objectives. Portfolio management, therefore, will consist not only of selecting specific securities but also of setting, monitoring and changing, when necessary, the asset mix.

Each Portfolio has been designed with a view toward a different "investor profile." The "conservative investor" has a relatively short-term investment bias, either because of a limited tolerance for market volatility or a short investment horizon. This investor is averse to taking risks that may result in principal loss, even though such aversion may reduce the potential for higher long-term gains and result in lower performance during periods of equity market strength. Consequently, the asset mix for the Alliance Conservative Investors Portfolio attempts to reduce volatility while providing modest upside potential. The "growth investor" has a longer-term investment horizon and is therefore willing to take more risks in an attempt to achieve long-term growth of principal. This investor wishes, in effect, to be risk conscious without being risk averse. The asset mix for the Alliance Growth Investors Portfolio attempts to provide for upside potential without excessive volatility.

The "balanced investor" is somewhat less aggressive than the growth investor and has a medium- to long-term investment horizon. This investor is sensitive to risk, but is willing to take on some risk in seeking high total return. Consequently, the asset mix for the Alliance Balanced Portfolio attempts to capture a sizable portion of the market's upside while diversifying risk among asset classes.

The Adviser has established an asset allocation committee (the "Committee"), all the members of which are employees of the Adviser, which is responsible for setting and continually reviewing the asset mix ranges of each Portfolio. Under normal market conditions, the Committee is expected to change allocation ranges approximately three to five times per year. However, the Committee has broad latitude to establish the frequency, as well as the magnitude, of allocation changes within the guidelines established for each Portfolio. During periods of severe market disruption, allocation ranges may change frequently. It is also possible that in periods of stable and consistent outlook no change will be made. The Committee's decisions are based on a variety of factors, including liquidity, portfolio size, tax consequences and general market conditions, always within the context of the appropriate investor profile for each Portfolio. Consequently, asset mix decisions for the Alliance Conservative Investors Portfolio particularly emphasize risk assessment of each asset class viewed over the shorter term, while decisions for the Alliance Growth Investors Portfolio are principally based on the longer term total return potential for each asset class.

When the Committee establishes a new allocation range for a Portfolio, it also prescribes the length of time during which that Portfolio should achieve an asset mix within the new range. To achieve a new asset mix, the Portfolios look first to available cash flow. If the Adviser believes that cash flow will be insufficient to achieve the desired asset mix, the Portfolios will sell securities and reinvest the proceeds in the appropriate asset class.

The Asset Allocation Portfolios are permitted to use a variety of hedging techniques to attempt to control stock market, interest rate and currency risks. Each of the Portfolios in the Asset Allocation Portfolios may make loans of up to 50% of its total portfolio securities. Each of the Portfolios in the Asset Allocation Portfolios may make loans of up to 50% of its total portfolio securities. Each of the Portfolios in the Asset Allocation Portfolios may write covered call and put options and may purchase call and put options on all the types of securities in which it may invest, as well as securities indexes and foreign currencies. Each Portfolio may also purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon, as well as forward foreign currency exchange contracts.

-----------------------------------------------------------   EQ Advisors Trust
Asset Allocation Portfolios

--------------------------------------------------------------------------------

ALLIANCE BALANCED PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve a high return through both appreciation of capital and current income.

THE INVESTMENT STRATEGY

The Portfolio invests varying portions of its assets in publicly-traded equity and debt securities and money market instruments depending on economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium.

The Portfolio attempts to achieve long-term growth of capital by investing in common stock and other equity-type instruments. It will try to achieve a competitive level of current income and capital appreciation through investments in publicly traded debt securities and a high level of current income through investments primarily in high-quality U.S. dollar denominated money market instruments.

The Portfolio's investments in common stocks will primarily consist of common stocks that are listed on national securities exchanges. Smaller amounts will be invested in stocks that are traded over-the-counter and in other equity-type securities.

The Portfolio at all times will hold at least 25% of its total assets in fixed income securities (including, for these purposes, that portion of the value of securities convertible into common stock which is attributable to the fixed income characteristics of those securities, as well as money market instruments). The Portfolio's equity securities will always comprise at least 25%, but never more than 75%, of the Portfolio's total assets. Consequently, the Portfolio will have a minimum or "core holdings" of at least 25% fixed income securities and 25% equity securities. Over time, holdings by the Portfolio's holdings are currently expected to average approximately 50% in fixed income securities and approximately 50% in equity securities. Actual asset mixes will be adjusted in response to economic and credit market cycles.

The Portfolio may also invest up to 20% of its total assets in foreign securities and may also make use of various other investment strategies, including using of up to 50% of its total portfolio assets for securities lending purposes. The Portfolio may also use derivatives, including: writing covered call and put options, purchasing call and put options on all the types of securities in which it may invest, as well as securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon.

The debt securities will consist principally of bonds, notes, debentures and equipment trust certificates, as well as debt securities with equity features such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, rates or profits. These debt securities will principally be investment grade securities rated at least Baa by Moody's or BBB by S&P, or will be U.S. Government Securities. If such Baa or BBB debt securities held by the Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of them and may continue to hold them if the Adviser considers them appropriate investments under the circumstances. In addition, the Portfolio may at times hold some of its assets in cash.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

ASSET ALLOCATION RISK: In addition to the risks associated with the securities in which the Portfolio invests, the Portfolio is subject to the risk that the Adviser's allocation of the Portfolio's assets between debt and equity securities may adversely affect the Portfolio's value.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the

Alliance Balanced Portfolio

--------------------------------------------------------------------------------

risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

FIXED INCOME RISKS: This Portfolio invests at least 25% of its total assets in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:

     INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

     INVESTMENT GRADE SECURITIES RISK: The Portfolio could lose money if the issuer or guarantor of a debt security or counterparty to a Portfolio's transaction is unable or unwilling to make timely principal and/or interest payments, or to honor its financial obligations. Investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

LEVERAGING RISK: When the Portfolio is borrowing money or otherwise leveraging its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of equity and fixed income securities; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance Balanced Portfolio) managed by the Adviser using the same investment objectives and strategy as the


-------------------------------------------------------------  EQ Advisors Trust
Alliance Balanced Portfolio

--------------------------------------------------------------------------------

Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Balanced Portfolio) whose inception date is January 27, 1986. The assets of the predecessor will be transferred to the Portfolio on October 1, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

      1989   1990   1991   1992   1993   1994   1995   1996   1997   1998
      ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
     25.8%   0.3%  41.3%  -2.8%  12.3%  -8.0%  19.8%  11.70%  15.1%  18.1%

Best quarter (% and time period)        Worst quarter (% and time period)
15.13% (1991 4th Quarter)               -8.29% (1990 3rd Quarter)


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                               FIVE          TEN
                                ONE YEAR       YEARS         YEARS
--------------------------------------------------------------------------------
 Alliance Balanced Portfolio
   - Class IA Shares             18.11%         10.82%        12.51%
--------------------------------------------------------------------------------
 50% S&P 500 Index/50%
   Lehman Gov't/Corp.*           19.02%         16.88%        15.21%
--------------------------------------------------------------------------------
 S&P 500 Index*                  28.58%         24.06%        19.21%
--------------------------------------------------------------------------------
 Lipper Balanced Mutual
   Funds Average                 13.48%         13.84%        12.97%
--------------------------------------------------------------------------------
* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

ROBERT G. HEISTERBERG has been responsible for the day-to-day management of the Portfolio and its predecessor since February 12, 1996. Mr. Heisterberg, a Senior Vice President of Alliance and Global Economic Policy Analysis, has been associated with Alliance since 1977.


Alliance Balanced Portfolio

--------------------------------------------------------------------------------

ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.

THE INVESTMENT STRATEGY

The Portfolio invests varying portions of its assets in high quality, publicly-traded fixed income securities (including money market instruments and cash) and publicly-traded common stocks and other equity securities of U.S. and non-U.S. issuers.

The Portfolio will at all times hold at least 40% of its assets in investment grade fixed income securities, each having a duration, as determined by the Adviser, that is less than that of a 10-year Treasury bond (the "fixed income core"). The Portfolio is generally expected to hold approximately 70% of its assets in fixed income securities (including the fixed income core) and 30% in equity securities. Actual asset mixes will be adjusted in response to economic and credit market cycles. The fixed income asset class will always comprise at least 50%, but never more than 90%, of the Portfolio's total assets. The equity class will always comprise at least 10%, but never more than 50%, of the Portfolio's total assets.

Duration is a measure of the weighted average maturity of the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.

In some cases, the Adviser's calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, in the mortgage-backed or asset-backed securities, and foreign and domestic interest rates). As of December 31, 1998, the Adviser considered the duration of a 10-year Treasury bond to be 4.68 years. The Portfolio's investments will generally have a final maturity of not more than ten years or a duration not exceeding that of a 10-year Treasury note.

All debt securities held by the Portfolio will be of investment grade (i.e., rated at least BBB by S&P or Baa by Moody's) or unrated securities of comparable quality as determined by the Adviser. The equity securities invested in by the Portfolio will consist primarily of common stocks, including convertible securities, common stocks that are listed on national securities exchanges. The Portfolio may also invest in stocks that are traded over-the-counter and in other equity-type securities. No more than 15% of the Portfolio's assets will be invested in securities of non-U.S. issuers.

The Portfolio may also make use of various other investment strategies, and derivatives. Up to 50% of its total assets may be used for securities lending purposes.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

ASSET ALLOCATION RISK: In addition to the risks associated with the securities in which the Portfolio invests, the Portfolio is subject to the risk that the Adviser's allocation of the Portfolio's assets between debt and equity securities may adversely affect the Portfolio's value.

FIXED INCOME RISKS: This Portfolio invests primarily in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and


-----------------------------------------------------------    EQ Advisors Trust
Alliance Conservative Investors Portfolio

--------------------------------------------------------------------------------

economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:

     INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

     INVESTMENT GRADE SECURITIES RISK: The Portfolio could lose money if the issuer or guarantor of a debt security or counterparty to a Portfolio's transaction is unable or unwilling to make timely principal and/or interest payments, or to honor its financial obligations. Investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

     MORTGAGE-BACKED SECURITIES RISK: Rising interest rates may cause the duration of mortgage-backed securities to increase, making them even more susceptible to interest rate changes. Falling interest rates may cause the value and yield of mortgage-backed securities to fall. Falling interest rates also may encourage borrowers to pay off their mortgages sooner than anticipated (pre-payment). The Portfolio would need to reinvest the pre-paid funds at the newer, lower interest rates.

CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like, which may cause the Portfolio to lose money or be prevented from earning capital gains.

LEVERAGING RISK: When the Portfolio is borrowing money or otherwise leveraging its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.


Alliance Conservative Investors Portfolio

--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last nine calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of fixed income and equity securities; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance Conservative Investors Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Conservative Investors Portfolio) whose inception date is October 2, 1989. The assets of the predecessor will be transferred to the Portfolio on October 1, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

      1990   1991   1992   1993   1994   1995   1996   1997   1998
      ----   ----   ----   ----   ----   ----   ----   ----   ----
      6.3%  19.8%   5.6%  10.8%  -4.1%  20.4%   5.2%  13.3%  13.9%

Best quarter (% and time period)         Worst quarter (% and time period)
7.65% (1998 4th Quarter)                 -3.21% (1994 1st Quarter)


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                               ONE           FIVE         SINCE
                               YEAR          YEARS        INCEPTION
--------------------------------------------------------------------------------
  Alliance Conservative
    Investors Portfolio -
    Class IA Shares            13.88%         9.40%        9.99%
--------------------------------------------------------------------------------
  70% Lehman Treasury/30%
    S&P 500 Index*             15.59%        13.37%       12.08%
--------------------------------------------------------------------------------
  S&P 500 Index*               28.58%        24.06%       17.62%
--------------------------------------------------------------------------------
  Lipper Flexible Portfolio
    Average                    14.20%        14.31%       12.55%
--------------------------------------------------------------------------------
* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

ROBERT G. HEISTERBERG has been responsible for the day-to-day management of the Portfolio and its predecessor since February 12, 1996. Mr. Heisterberg, a Senior Vice President of Alliance and Global Economic Policy Analysis, has been associated with Alliance since 1977.


------------------------------------------------------------   EQ Advisors Trust

Alliance Conservative Investors Portfolio

--------------------------------------------------------------------------------

ALLIANCE GROWTH INVESTORS PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk.

THE INVESTMENT STRATEGY

The Portfolio allocates varying portions of its assets to a number of asset classes. The fixed income asset class will always comprise at least 10%, but never more than 60%, of the Portfolio's total assets. The equity class will always comprise at least 40%, but never more than 90%, of the Portfolio's total assets. Over time, the Portfolio's holdings, on average, are expected to be allocated 70% to equity securities and 30% to debt securities. Actual asset mixes will be adjusted in response to economic and credit market cycles.

The Portfolio's investments in equity securities will include both exchange-traded and over-the counter common stocks and other equity securities, including foreign stocks, preferred stocks, convertible debt instruments, as well as securities issued by small-and mid-sized companies that have favorable growth prospects.

The Portfolio's debt securities may include foreign debt securities, investment grade fixed income securities (including cash and money market instruments) as well as lower quality, higher yielding debt securities (junk bonds). The Portfolio may also make use of various other investment strategies and derivatives. Up to 50% of its total assets may be used for securities lending purposes. No more than 30% of the Portfolio's assets will be invested in securities of foreign issuers.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

ASSET ALLOCATION RISK: In addition to the risks associated with the securities in which the Portfolio invests, the Portfolio is subject to the risk that the Adviser's allocation of the Portfolio's assets between debt and equity securities may adversely affect the Portfolio's value.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. Other risks that relate to the Portfolio's investment in fixed income securities include:

     INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

     JUNK BOND RISK: The Portfolio may invest a portion of its assets in "junk bonds" or lower-rated securities rated BB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality. Therefore, credit risk is particularly significant for this Portfolio. Junk bonds have speculative elements or are predominantly speculative credit risks. This Portfolio may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate


Alliance Growth Investors Portfolio

--------------------------------------------------------------------------------

     restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

LEVERAGING RISK: When the Portfolio is borrowing money or otherwise leveraging its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

SMALL CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known, held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last nine calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of equity and fixed income securities; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.


------------------------------------------------------------   EQ Advisors Trust

Alliance Growth Investors Portfolio

--------------------------------------------------------------------------------

The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance Growth Investors Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Growth Investors Portfolio) whose inception date is October 2, 1989. The assets of the predecessor will be transferred to the Portfolio on October 1, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

      1990   1991   1992   1993   1994   1995   1996   1997   1998
      ----   ----   ----   ----   ----   ----   ----   ----   ----
     10.7%  48.8%   4.9%  15.3%  -3.2%  26.4%  12.6%  16.9%  19.1%

Best quarter (% and time period)         Worst quarter (% and time period)
18.16% (1998 4th Quarter)                -10.60% (1990 3rd Quarter)


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                           SINCE
                               ONE YEAR     FIVE YEARS     INCEPTION
--------------------------------------------------------------------------------
 Alliance Growth Investors
   Portfolio - Class IA
   Shares                        19.13%       13.92%         16.09%
--------------------------------------------------------------------------------
 70% S&P 500 Index/30%
   Lehman Gov't/Corp.*           22.85%       19.96%         15.55%
--------------------------------------------------------------------------------
 S&P 500 Index*                  28.58%       24.06%         17.62%
--------------------------------------------------------------------------------
 Lipper Flexible Portfolio
   Average*                      14.20%       14.31%         12.55%
--------------------------------------------------------------------------------
* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

ROBERT G. HEISTERBERG has been responsible for the day-to-day management of the Portfolio and its predecessor since February 12, 1996. Mr. Heisterberg, a Senior Vice President of Alliance and Global Economic Policy Analysis, has been associated with Alliance since 1977.

Alliance Growth Investors Portfolio

--------------------------------------------------------------------------------

EQ/EVERGREEN FOUNDATION PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide, in order of priority, reasonable income, conservation of capital and capital appreciation.

For purposes of this Portfolio, the words "reasonable income" mean moderate income.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in a combination of common stocks, preferred stocks, securities that are convertible into or exchangeable for common stocks, investment grade corporate debt securities, securities of or guaranteed by the U.S. Government, its agencies or instrumentalities, and short-term debt instruments, such as high quality commercial paper, and obligations of FDIC-member banks. Investments in common stocks focus on those that pay dividends and have the potential for capital appreciation. Common stocks are selected based on a combination of financial strength and estimated growth potential. Bonds are selected based on the Adviser's projections of interest rates, varying amounts and maturities in order to achieve capital protection and, when possible, capital appreciation. The asset allocation of the Portfolio will vary in accordance with changing economic and market conditions.

Under normal market conditions, at least 25% of the Portfolio's net assets will be invested in fixed income securities. In selecting debt securities, the Adviser will emphasize securities that the Adviser believes will not be subject to significant fluctuations in value. The corporate debt obligations purchased by the Portfolio will be rated A or higher by S&P and Moody's. The Fund is not managed with a targeted maturity.

When market or financial conditions warrant, the Portfolio may invest 100% of its assets in short-term obligations for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stocks, but generally offer lower yields than unconvertible securities of similar quality. Convertible securities fluctuate both in relation to changes in interest rates and changes in the value of the underlying common stock.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other Nationally Recognized Statistical Rating Organization ("NRSRO"), it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

PORTFOLIO PERFORMANCE

The inception date for this Portfolio is December 31, 1998. Therefore, no performance information is available.


------------------------------------------------------------   EQ Advisors Trust
EQ/Evergreen Foundation Portfolio

--------------------------------------------------------------------------------

WHO MANAGES THE PORTFOLIO

EVERGREEN ASSET MANAGEMENT CORP. ("Evergreen"), 2500 Westchester Avenue, Purchase, New York 10577. Evergreen has been the Adviser to the Portfolio since it commenced operations. Evergreen is a registered investment adviser and a wholly-owned subsidiary of First Union Corporation. Evergreen offers a broad range of financial services to individuals and businesses throughout the United States.

JEAN LEDFORD and RICHARD WELSH became co-managers of the Portfolio in August 1999. Jean Ledford, CFA, became President and Chief Executive Officer of Evergreen in August 1999. From February 1997 until she joined Evergreen, Ms. Ledford worked as a portfolio manager at American Century Investments ("American Century"). From 1980 until she joined American Century, Ms. Ledford was the investment director at the State of Wisconsin Investment Board.

Mr. Welsh joined Evergreen as Senior Vice President and portfolio manager in August 1999. Prior to joining Evergreen, he worked for five years as a portfolio manager and analyst at American Century.


EQ/Evergreen Foundation Portfolio

3  More information on principal risks

--------------------------------------------------------------------------------

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio's shares may be affected by the Portfolio's investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio's net asset value.

There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose principal value.

GENERAL INVESTMENT RISKS: Each Portfolio is subject to the following risks:

ASSET CLASS RISK: There is the possibility that the returns from the types of securities in which a Portfolio invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

MARKET RISK: Each Portfolio's share price moves up and down over the short term in reaction to stock or bond market movements. This means that you could lose money over short periods, and perhaps over longer periods during extended market downturns.

SECURITY SELECTION RISK: The Advisers for each Portfolio rely on the insights of different specialists in making investment decisions based on each Portfolio's particular investment objective(s) and investment strategies. There is the possibility that the specific securities held by a Portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the Adviser's choice of portfolio securities.

YEAR 2000 RISK: Like other mutual funds, financial and business organizations and individuals around the world, the Trust and its Portfolios could be adversely affected if the computer systems used by the Advisers, other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data dated on and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." Virtually all operations of the Trust and its Portfolios are computer reliant. The Manager, Advisers, administrator, transfer agent, distributors and custodian have informed the Trust that they are actively taking steps to address the Year 2000 Problem with regard to their respective computer systems and the interfaces between their respective computer systems. The Trust is also taking measures to obtain assurances from necessary persons that comparable steps are being taken by the key service providers to the Trust's Advisers, administrator, transfer agent, distributors, and custodian. There can be no assurance that the Trust and the Portfolios' key service providers will be Year 2000 compliant. If not adequately addressed, the Year 2000 Problem could result in the inability of the Trust to perform its mission critical functions, including trading and settling trades of Portfolio securities, pricing of portfolio securities and processing shareholder transactions, and the net asset value of its Portfolios' shares may be materially affected.

In addition, because the Year 2000 Problem affects virtually all issuers, the companies or entities in which the Portfolios may invest also could be adversely impacted by the Year 2000 Problem. For example, issuers may incur substantial costs to address the Year 2000 problem. The extent of such impact cannot be predicted and there can be no assurances that the Year 2000 Problem will not have an adverse effect on the issuers whose securities are held by the Portfolios. The Advisers have assured the Trust that they consider such issues in making investment decisions for the Portfolios. Furthermore, certain of the Portfolios make international investments thereby exposing these Portfolios to operations, custody and settlement processes outside the United States.


More information on principal risks

--------------------------------------------------------------------------------

In many countries outside the United States the Year 2000 Problem has not been adequately addressed and concerns have been raised that capital flight, among other issues, may be triggered by full disclosure of the Year 2000 Problem on countries outside the United States. Additional information on the impact of the Year 2000 Problem on emerging market countries is provided in this section, under "FOREIGN SECURITIES RISKS-EMERGING MARKET RISK."

As indicated in "Summary Information Concerning EQ Advisors Trust" and "About the Investment Portfolios," a particular Portfolio may also be subject to the following risks:

CONVERTIBLE SECURITIES RISK: Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

DERIVATIVES RISK: Derivatives are financial contracts whose value depends on, or is derived from the value of an underlying asset, reference rate or index. Derivatives include stock options, securities index options, currency options, forward currency exchange contracts, futures contracts, swaps and options on futures contracts. Certain Portfolios can use derivatives involving the U.S. Government and foreign government securities and currencies. Investments in derivatives can significantly increase your exposure to market risk, or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FIXED INCOME RISKS: To the extent that any of the Portfolios invest a substantial amount of its assets in fixed income securities, a Portfolio may be subject to the following risks:

     CREDIT RISK: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a Portfolio's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio.

     Credit risk is particularly significant for the Portfolios, such as the Alliance Growth Investors Portfolio and the Alliance High Yield Portfolio, that invest a material portion of their assets in "junk bonds" or lower-rated securities (i.e., rated BB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality). These debt securities and similar unrated securities have speculative elements or are predominantly speculative. Portfolio such as the Alliance Growth Investors Portfolio and the Alliance High Yield Portfolio may also be subject to greater credit risk because they may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

     INTEREST RATE RISK: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in


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     bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

     MORTGAGE-BACKED SECURITIES RISK: In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

     INVESTMENT GRADE SECURITIES RISK: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative.

     JUNK BONDS OR LOWER RATED SECURITIES RISK: Bonds rated below investment grade by S&P and Moody's are speculative in nature, may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These bonds are considered "below investment grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value.

FOREIGN SECURITIES RISKS: A Portfolio's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect a Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

     CURRENCY RISK: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

     EMERGING MARKET RISK: There are greater risks involved in investing in emerging market countries


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     and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

     The YEAR 2000 PROBLEM may also be especially acute in emerging market countries. Many emerging market countries are currently lagging behind more developed countries in their Year 2000 preparedness because they lack the financial resources to undertake the necessary remedial actions. A lack of Year 2000 preparedness may adversely affect the health, security and economic well-being of emerging market countries and could, obviously, adversely affect the value of a Portfolio's investments in emerging market countries. More information on the Year 2000 Problem is provided in this section, under "GENERAL INVESTMENT RISKS-YEAR 2000 RISK."

     EURO RISK: Certain of the Portfolios invests in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

     The consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities eligible for purchase by the Portfolios are presently unclear and it is not possible to predict the eventual impact of the Euro implementation plan on the Portfolios. There are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. The conversion may adversely affect a Portfolio if the Euro does not take effect as planned or if a participating state withdraws from the EMU. Such actions may adversely affect the value and/or increase the volatility of securities held by the Portfolios.

     POLITICAL/ECONOMIC RISK: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio's foreign investments.

     REGULATORY RISK: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

     TRANSACTION COSTS RISK: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.


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GROWTH INVESTING RISK: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market.

INDEX-FUND RISK: The Alliance Equity Index Portfolio is not actively managed (which involves buying and selling of securities based upon economic, financial and market analysis and investment judgment). Rather, the Alliance Equity Index Portfolio utilizes proprietary modeling techniques to match the performance results of the S&P 500 Index. Therefore, the Portfolio will invest in the securities included in the relevant index or substantially identical securities regardless of market trends. The Portfolio cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the relevant index.

LEVERAGING RISK: When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. All of the Portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

LIQUIDITY RISK: Certain securities held by a Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. A Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that a Portfolio may lose money or be prevented from earning capital gains if it can not sell a security at the time and price that is most beneficial to the Portfolio. Portfolios that invest in privately-placed securities, high-yield bonds, mortgage-backed securities or foreign or emerging markets securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular Portfolio may be more susceptible to some of these risks than others, as noted in the description of each Portfolio.

MONEY MARKET RISK: Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of the Alliance Money Market Portfolio's investments, increases in interest rates and deteriorations in the credit quality of the instruments the Portfolio has purchased may reduce the Portfolio's yield. In addition, the Portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation.

PORTFOLIO TURNOVER RISK: Consistent with their investment policies, the Portfolios also will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

SECURITIES LENDING RISK: For purposes of realizing additional income, each Portfolio may lend securities to broker-dealers approved by the Board of Trustees. In addition, the Alliance High Yield and Alliance Intermediate Government Securities Portfolios may each make secured loans of its portfolio securities without restriction. Any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable


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securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

SMALL-CAP AND MID-CAP COMPANY RISK: A Portfolio's investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

VALUE INVESTING RISK: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks' intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.


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4  Management of the Trust

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This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section "About The Investment Portfolios."

THE TRUST

The Trust is organized as a Delaware business trust and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust issues shares of beneficial interest that are currently divided among forty (40) Portfolios, each of which has authorized Class IA and Class IB shares. Each Portfolio has its own objectives, investment strategies and risks, which have been previously described in this prospectus.

THE MANAGER

EQ Financial Consultants, Inc. ("EQFC"), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. The Board of Trustees of the Trust has approved a transfer to Equitable of the Trust's Investment Management Agreement with EQFC. This transfer is expected to be completed in September 1999. Upon completion of the transfer, Equitable will serve as the Manager of the Trust. However, until completion of the transfer, EQFC will continue to serve in that capacity. Equitable 1290 Avenue of the Americas, New York, New York 10104, is the indirect corporate parent of EQFC. Both EQFC and Equitable are investment advisers registered under the Investment Advisers Act of 1940, as amended, and EQFC is a broker-dealer registered under the Securities Exchange Act of 1934, as amended.

Subject to the supervision and direction of the Board of Trustees, the Manager has overall responsibility for the general management and administration of the Trust. In the exercise of that responsibility, the Manager, without obtaining shareholder approval but subject to the review and approval by the Board of Trustees, may: (i) select the Advisers for the Portfolios; (ii) enter into and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers. The Manager also monitors each Adviser's investment program and results, reviews brokerage matters, oversees compliance by the Trust with various federal and state statutes, and carries out the directives of the Board of Trustees. The Manager also supervises the provision of services by third parties such as the Trust's custodian and administrator.

The Manager has filed an application ("Substitution Application") requesting that the SEC approve the substitution of Class IA and Class IB shares of 14 new Portfolios of the Trust for the same class of shares of corresponding portfolios of The Hudson River Trust ("HRT"). Alliance Capital Management L.P. ("Alliance") will serve as Adviser for each of those 14 new Portfolios. The Substitution Application states that, with respect to those 14 new Portfolios advised by Alliance, the Manager will not use the powers granted to it under the Multi-Manager Order (i) to terminate Alliance and select a new Adviser for those Portfolios or (ii) to materially modify the Investment Advisory Agreement between the Manager and Alliance without first obtaining shareholders approval to utilize the powers granted under the Multi-Manager Order or the approval of shareholders to materially modify the Investment Advisory Agreement.

The twenty-one (21) Portfolios listed in the table below did not commence operations during 1998. The table below shows the annual rate of the management fees (as a percentage of each Portfolio's average daily net assets) that the Manager is entitled to receive in 1999 for managing each of these Portfolios. As explained in the next section, the Portfolios listed below (except for the Portfolios for which Alliance serves as Investment Adviser other than EQ/Alliance Premier Growth Portfolio) are subject to an expense limitation agreement between the Trust and Manager, which affects the rate of management fees to be received by the Manager on behalf of each Portfolio.


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ANNUAL RATE OF MANAGEMENT FEES

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 PORTFOLIOS                                ANNUAL RATE
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 Alliance Aggressive Stock(3)                0.54%
 Alliance Balanced(3)                        0.41%
 Alliance Common Stock(3)                    0.36%
 Alliance Conservative Investors(3)          0.48%
 Alliance Equity Index(3)                    0.31%
 Alliance Global(3)                          0.64%
 Alliance Growth and Income(3)               0.55%
 Alliance Growth Investors(3)                0.51%
 Alliance High Yield(3)                      0.60%
 Alliance Intermediate Government            0.50%
   Securities(3)
 Alliance International(3)                   0.90%
 Alliance Money Market(3)                    0.35%
 Alliance Quality Bond(3)                    0.53%
 Alliance Small Cap Growth(3)                0.90%
 Calvert Socially Responsible(4)             0.65%
 Capital Guardian Research(1)                0.65%
 Capital Guardian U.S. Equity(1)             0.65%
 EQ/Alliance Premier Growth(1)               0.90%
 EQ/Evergreen(2)                             0.75%
 EQ/Evergreen Foundation(2)                  0.63%
 MFS Growth with Income(2)                   0.55%
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(1) The inception date for this Portfolio was April 30, 1999.
(2) The inception date for this Portfolio was December 31, 1998.
(3) The inception date for this Portfolio is October 1, 1999.
(4) The inception date for this Portfolio is August 30, 1999.


EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of each Portfolio (except for the Portfolios for which Alliance serves as Investment Adviser, other than EQ/Alliance Premier Growth Portfolio), the Manager has entered into an expense limitation agreement with the Trust with respect to each Portfolio ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following fees:

EXPENSE LIMITATION RATES

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                                     AMOUNT EXPENSES
                                   LIMITED TO (% OF
 PORTFOLIOS                        DAILY NET ASSETS)
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 Calvert Socially Responsible             0.80%
 Capital Guardian Research                0.70%
 Capital Guardian U.S. Equity             0.70%
 EQ/Alliance Premier Growth               0.90%
 EQ/Evergreen                             0.80%
 EQ/Evergreen Foundation                  0.70%
 MFS Growth with Income                   0.60%
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Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless:
(i) the Portfolio's assets exceed $100 million; (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and
(iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the


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previous five (5) fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Each Portfolio has an Adviser that furnishes an investment program for the Portfolio pursuant to an investment advisory agreement with the Manager. Each Adviser makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith.

The Manager has received an exemptive order, the Multi-Manager Order, from the SEC that permits the Manager, subject to board approval and without the approval of shareholders to: (a) employ a new Adviser or Advisers for any Portfolio pursuant to the terms of a new Advisory Agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any Advisory Agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in the Prospectus.

The Manager and certain non-affiliated insurance companies (collectively, "Applicants") have filed a Substitution Application with the SEC. Applicants have included, as a term of the Substitution Application, that with respect to those Portfolios for which Alliance serves as Adviser (other than EQ/Alliance Premier Growth Portfolio, which will not be substituted for a portfolio of HRT), the Manager will not: (i) terminate Alliance and select a new Adviser for those Portfolios or (ii) materially modify the existing investment advisory agreement without first either obtaining approval of shareholders for such actions or obtaining approval of shareholders to utilize the Multi-Manager Order.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

THE ADMINISTRATOR

Pursuant to an agreement, Chase Global Funds Services Company ("Administrator") assists the Manager in the performance of its administrative responsibilities to the Trust and provides the Trust with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Trust. For these services, the Trust pays the Administrator a monthly fee at the annual rate of .0525 of 1% of the total Trust assets, plus $25,000 for each Portfolio, until the total Trust assets reach $2.0 billion, and when the total Trust assets exceed $2.0 billion: .0425 of 1% of the next $0.5 billion of the total Trust assets; .035 of 1% of the next $2.0 billion of the total Trust assets; .025 of 1% of the next $1.0 billion of the total Trust assets; .015 of 1% of the next $2.5 billion of the total Trust assets; .01 of 1% of the total Trust assets in excess of $8.0 billion; provided, however, that the annual fee payable to Chase with respect to any Portfolio which commenced operations after July 1, 1997 and whose assets do not exceed $200 million shall be computed at the annual rate of .0525% of 1% of the Portfolio's total assets plus $25,000.

THE TRANSFER AGENT

Equitable serves as the transfer agent and dividend disbursing agent of the Trust and receives no compensation for serving in such capacity.


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BROKERAGE PRACTICES

In selecting brokers and dealers, the Manager and each Adviser may consider research and brokerage services furnished to either company and their affiliates. Subject to seeking the most favorable net price and execution available, the Manager and each Adviser may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers.

BROKERAGE TRANSACTIONS WITH AFFILIATES

To the extent permitted by law, the Trust may engage in securities and other transactions with entities that may be affiliated with the Manager or the Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with an affiliate of the Manager or Advisers unless pursuant to an exemptive order from the SEC. For these purposes, however, the Trust has considered this issue and believes, based upon advice of counsel, that a broker-dealer affiliate of an Adviser to one Portfolio should not be treated as an affiliate of the Adviser to another Portfolio for which such Adviser does not provide investment advice. The Trust has adopted procedures that are reasonably designed to provide that any commission it pays to affiliates of the Manager or Advisers does not exceed the usual and customary broker's commission. The Trust has also adopted procedures permitting it to purchase securities, under certain restrictions prescribed by a rule under the 1940 Act, in a public offering in which an affiliate of the Manager or Advisers is an underwriter.


Management of the Trust

5 Fund distribution arrangements

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The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. EQ Financial Consultants, Inc. ("EQFC") serves as one of the distributors for the Class IB shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IA shares. Equitable Distributors, Inc. ("EDI") serves as the other distributor for the Class IB shares of the Trust as well as the Class IA shares. Both classes of shares are offered and redeemed at their net asset value without any sales load. EQFC and EDI are affiliates of Equitable. Both EQFC and EDI are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the Trust's Class IB shares. Under the Class IB Distribution Plan the Class IB shares of the Trust pay each of the distributors an annual fee to compensate them for promoting, selling and servicing shares of the Portfolios. The annual fees equal 0.25% of each Portfolio's average daily net assets. Over time, the fees will increase your cost of investing and may cost you more than other types of charges.

Fund distribution arrangements

6  Purchase and redemption

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The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust.

Net asset value per share is calculated for purchases and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses and class related expenses, which are accrued daily), by the total number of outstanding shares of that Portfolio. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Net asset value per share is not calculated on days on which the New York Stock Exchange ("NYSE") is closed for trading.

Portfolios that invest a significant portion of their assets in foreign securities, may experience changes in their net asset value on days when a shareholder may not purchase or redeem shares of that Portfolio because foreign securities (other than depositary receipts) are valued at the close of business in the applicable foreign country.

All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for each Portfolio. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders.

The Trust may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders. If the Board of Trustees determines that it would be detrimental to the best interest of the Trust's remaining shareholders to make payment in cash, the Trust may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.


Purchase and redemption

7  How assets are valued

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Values are determined according to accepted practices and all laws and regulations that apply. The assets of each Portfolio are generally valued as follows:

o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.

o Foreign securities not traded directly, or in American Depository Receipts or similar form, in the United States are valued at representative quoted prices in the currency in the country of origin. Foreign currency is converted into United States dollar equivalents at current exchange rates. Because foreign markets may be open at different times than the NYSE, the value of a Portfolio's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Portfolios' foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments may be valued at their fair value.

o Short-term debt securities in the Portfolios, other than the Alliance Money Market Portfolio, which mature in 60 days or less are valued at amortized cost, which approximates market value. Securities held in the Alliance Money Market Portfolio are valued at prices based on equivalent yields or yield spreads.

o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees of the Trust using its best judgment.


How assets are valued

8  Tax information

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Each Portfolio of the Trust is a separate regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (Portfolio) level. They pass through their income and gains to their shareholders by paying dividends. Their shareholders include this income on their respective tax returns. A Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, calculation of income, and dividend payment requirements. Although the Trust intends that it and each Portfolio will be operated to have no federal tax liability, if they have any federal tax liability, that could hurt the investment performance of the Portfolio in question. Also, any Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes which could reduce the investment performance of the Portfolio.

It is important for each Portfolio to maintain its federal income tax regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable federal income tax investment diversification testing rule in figuring out whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance contracts. If a Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. The Administrator and the Manager therefore carefully monitor compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.


Tax information

9  Prior performance of each adviser

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The following table provides information concerning the historical performance of another registered investment company (or series) or other institutional private accounts managed by each Adviser that has investment objectives, policies, strategies and risks substantially similar to those of the respective Portfolio(s) of the Trust for which it serves as Adviser. The data is provided to illustrate the past performance of each Adviser in managing a substantially similar investment vehicle as measured against specified market indices. This data does not represent the past performance of any of the Portfolios or the future performance of any Portfolio or its Adviser. Consequently, potential investors should not consider this performance data as an indication of the future performance of any Portfolio of the Trust or of its Adviser and should not confuse this performance data with performance data for each of the Trust's Portfolios, which is shown for each Portfolio under the caption "ABOUT THE INVESTMENT PORTFOLIOS."

Each Adviser's performance data shown below for other registered investment companies (or series thereof) was calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information for registered investment companies. Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses. In each such instance, the share prices and investment returns will fluctuate, reflecting market conditions as well as changes in company-specific fundamentals of portfolio securities.

Composite performance data relating to the historical performance of institutional private accounts managed by the relevant Adviser was calculated on a total return basis and includes all losses. As specified below, this composite performance data is provided only for the Capital Guardian U.S. Equity Research Portfolio-Diversified Composite and the Capital Guardian U.S. Equity Composite (collectively, the "Composites"). The total returns for each Composite reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by Capital Guardian's institutional private accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. Each Composite includes all actual, fee-paying, discretionary institutional private accounts managed by Capital Guardian that have investment objectives, policies, strategies and risks substantially similar to those of the relevant Portfolio. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The institutional private accounts that are included in the Composite are not subject to the same types of expenses to which the relevant Portfolio is subject or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Composite could have been adversely affected if the institutional private accounts included in the Composite had been regulated as investment companies under the federal securities laws.

The major difference between the SEC prescribed calculation of average annual total returns for registered investment companies or (series thereof) and total returns for composite performance is that average annual total returns reflects all fees and charges applicable to the registered investment company in question and the total return calculation for the Composite reflects only those fees and charges described in the paragraph directly above.

The performance results for the registered investment companies or Composite presented below are subject to somewhat lower fees and expenses than the relevant Portfolios although in most instances the fees and expenses are substantially similar. In addition, holders of Contracts representing interests in the Portfolios below will be subject to charges and expenses relating to such Contracts. The performance results presented below do not reflect any insurance related expenses and would be reduced if such charges were reflected.


Prior performance of each adviser

--------------------------------------------------------------------------------

 The investment results presented below are unaudited. For more information on the specified market indices used below, see the section "The Benchmarks."

ANNUAL RATES OF RETURN OF OTHER FUNDS OR ACCOUNTS MANAGED BY ADVISERS AS OF 12/31/98

The name of the other fund or account managed by the Adviser is shown in BOLD. The name of the Trust Portfolio is shown in (parentheses). The name of the benchmark is shown in italics.

                                                                  1          5          10        Since      Inception
OTHER FUND OR ACCOUNT MANAGED BY ADVISER (EQAT Portfolio)      Year       Years       Years     Inception      Date
----------------------------------------------------------- =========== =========== =========== =========== ============
Benchmark
===========================================================
ALLIANCE PREMIER GROWTH FUND, INC. - ADVISOR CLASS(4) (EQ/ALLIANCE PREMIER GROWTH PORTFOLIO)
                                                               49.85%       N/A         N/A       42.97%       10/1/96
------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(2)                                               28.57%       N/A         N/A       21.60%
===========================================================    =====       =====       =====      =====
CAPITAL GUARDIAN U.S. EQUITY COMPOSITE (CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO)
                                                               22.76%     22.15%      17.95%                  12/31/66
------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(2)                                               28.57%     24.06%      19.21%
===========================================================    =====    =========    ========
CAPITAL GUARDIAN U.S. EQUITY RESEARCH PORTFOLIO - DIVERSIFIED COMPOSITE (CAPITAL GUARDIAN RESEARCH PORTFOLIO)
                                                               28.33%     24.41%        N/A        21.62%      3/31/93
------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(2)                                               28.57%     24.06%        N/A        21.68%
===========================================================    =====    =========    ========      =====
EVERGREEN FUND - CLASS Y SHARES (EQ/EVERGREEN PORTFOLIO)
                                                                7.23%     17.82%      14.72%                  10/15/71
------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index(3)                                          (2.54)%     11.86%      12.94%
===========================================================    =====    =========    ========
EVERGREEN FOUNDATION FUND - CLASS Y SHARES (EQ/EVERGREEN FOUNDATION PORTFOLIO)
                                                               12.21%     15.06%        N/A        16.89%       1/2/90
------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(2)                                               28.57%     24.06%        N/A        18.82%
===========================================================    =====    =========    ========      =====
MASSACHUSETTS INVESTORS TRUST(1)(MFS GROWTH WITH INCOME PORTFOLIO)
                                                               22.95%     22.97%      19.15%                   7/15/24
------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(2)                                               28.57%     24.06%      19.21%
-----------------------------------------------------------    -----    ---------   ---------
------------------------------------------------------------------------------------------------------------------------

(1) Performance for the Class A shares. The Class A shares are in many instances subject to a front-end sales charge of up to 5.75%. Other share classes have different expenses and their performance will vary.
(2) The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.
(3) The Russell 2000 Index is an unmanaged index (with no defined investment objective) composed of approximately 2,000 small-capitalization stocks and includes reinvestments of dividends. The index does not include fees or operating expenses and is not available for actual investment. It is compiled by the Frank Russell Company.
(4) Annualized performance for the Advisor Class shares. The Advisor Class shares had a total expense ratio of 1.26% of its average daily net assets for the year ended December 31, 1998. Other share classes have different expenses and their performance will vary.

Prior performance of each adviser

10
Financial Highlights


--------------------------------------------------------------------------------

No financial highlights are presented for EQ/Evergreen Foundation Portfolio, EQ/Evergreen Portfolio and MFS Growth with Income Portfolio, each of which received initial capital on December 31, 1998. In addition no financial highlights are presented for Capital Guardian Research Portfolio, Capital Guardian U.S. Equity Portfolio or EQ/Alliance Premier Growth Portfolio, each of which received initial capital on April 30, 1999, or Calvert Socially Responsible Portfolio, which received initial capital on August 30, 1999.


Financial Highlights

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS
December 31, 1998

SELECTED DATA FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)

--------------------------------------------------------------------------------

The financial highlights table below is intended to help you understand the financial performance for fourteen (14) of the Portfolios that are advised by Alliance (other than the EQ/Alliance Premier Growth Portfolio) for the past five
(5) years (or, if shorter, the period of the Portfolio's operations). The financial information relating to both the Class A shares and the Class IB shares for those fourteen (14) Portfolios has been derived from the audited financial statements of HRT for the year ended December 31, 1998. The Class IA shares and the Class IB shares of each HRT Portfolio listed below will be substituted for Class IA and Class IB shares of the corresponding Portfolio of the Trust and the assets and liabilities of the respective HRT Portfolio will be transferred to its corresponding Portfolio of the Trust on or about October 1, 1999. These financial statements have been audited by PricewaterhouseCoopers LLP, independent accountants. PricewaterhouseCoopers LLP's report on HRT's financial statements as of December 31, 1998 appears in HRT's Annual Report. The information should be read in conjunction with the financial statements contained in HRT's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information (SAI) and available upon request.

ALLIANCE AGGRESSIVE STOCK PORTFOLIO:



                                                                                   CLASS IA
                                                  ---------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------------------
                                                        1998           1997           1996           1995            1994
                                                  -------------- -------------- -------------- -------------- ---------------
Net asset value, beginning of
  period (b) ....................................  $    36.22     $    35.85     $    35.68     $    30.63       $   31.89
                                                    ---------      ---------      ---------      ---------       ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................        0.09           0.04           0.09           0.10            0.04
  Net realized and unrealized gain (loss) on
   investments ..................................       (0.28)          3.71           7.52           9.54           (1.26)
                                                    ----------     ---------      ---------      ---------       ---------
  Total from investment operations ..............       (0.19)          3.75           7.61           9.64           (1.22)
                                                    ----------     ---------      ---------      ---------       ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........       (0.16)         (0.05)         (0.09)         (0.10)          (0.04)
  Dividends in excess of net investment
   income .......................................           -              -          (0.00)             -               -
  Distributions from realized gains .............       (1.72)         (3.33)         (7.33)         (4.49)              -
  Distributions in excess of realized gains .....           -              -          (0.02)             -               -
  Tax return of capital distributions ...........           -              -              -              -          (0.00)
                                                    ----------     ----------     ----------     ----------      ---------
  Total dividends and distributions .............       (1.88)         (3.38)         (7.44)         (4.59)         (0.04)
                                                    ----------     ----------     ----------     ----------      ---------
Net asset value, end of period ..................  $    34.15     $    36.22     $    35.85     $    35.68      $    30.63
                                                    ==========     ==========     ==========     ==========      =========
Total return (c) ................................        0.29%         10.94%         22.20%         31.63%          (3.81)%
                                                    ==========     ==========     ==========     ==========      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............  $4,346,907     $4,589,771     $3,865,256     $2,700,515     $1,832,164
Ratio of expenses to average net assets .........        0.56%          0.54%          0.48%          0.49%          0.49%
Ratio of net investment income (loss) to
  average net assets ............................        0.24%          0.11%          0.24%          0.28%          0.12%
Portfolio turnover rate .........................         105%           123%           108%           127%            92%



                                                                   CLASS IB
                                                  -------------------------------------------
                                                         YEAR ENDED             OCTOBER 2,
                                                        DECEMBER 31,             1996 TO
                                                  ------------------------     DECEMBER 31,
                                                       1998        1997           1996
                                                  ------------ ----------- ------------------
Net asset value, beginning of
  period (b) ....................................   $ 36.13      $ 35.83      $    37.28
                                                    -------      -------      ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................      0.01        (0.11)          (0.01)
  Net realized and unrealized gain (loss) on
   investments ..................................     (0.29)        3.77            0.85
                                                    --------     -------      ----------
  Total from investment operations ..............     (0.28)        3.66            0.84
                                                    --------     -------      ----------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........     (0.12)       (0.03)              -
  Dividends in excess of net investment
   income .......................................         -            -           (0.02)
  Distributions from realized gains .............     (1.72)       (3.33)          (0.23)
  Distributions in excess of realized gains .....          -           -           (2.04)
  Tax return of capital distributions ...........          -           -               -
                                                     -------     -------      ----------
  Total dividends and distributions .............     (1.84)       (3.36)          (2.29)
                                                     -------     -------      ----------
Net asset value, end of period ..................   $ 34.01      $ 36.13      $    35.83
                                                    ========     =======      ==========
Total return (c) ................................      0.05%       10.66%           2.32%
                                                    ========     =======      ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............   $153,782     $73,486      $      613
Ratio of expenses to average net assets .........       0.82%       0.81%           0.73%(d)
Ratio of net investment income (loss) to
  average net assets ............................       0.02%     ( 0.28)%        ( 0.10)%(d)
Portfolio turnover rate .........................        105%        123%            108%


Financial Highlights

--------------------------------------------------------------------------------

ALLIANCE BALANCED PORTFOLIO:

                                                                                   CLASS IA
                                                  ---------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------------------
                                                        1998           1997           1996           1995            1994
                                                  -------------- -------------- -------------- -------------- ---------------
Net asset value, beginning of
  period (b) ....................................   $   17.58      $   16.64      $   16.76     $    14.87      $    16.67
                                                    ---------      ---------      ---------      ---------       ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................        0.56           0.58           0.53           0.54            0.45
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions .................................        2.54           1.86           1.31           2.36           (1.78)
                                                    ---------      ---------      ---------      ---------       ---------
  Total from investment operations ..............        3.10           2.44           1.84           2.90           (1.33)
                                                    ---------      ---------      ---------      ---------       ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........       (0.50)         (0.59)         (0.53)         (0.54)          (0.44)
  Dividends in excess of net investment
   income .......................................           -              -              -              -           (0.03)
  Distributions from realized gains .............       (1.67)         (0.91)         (1.40)         (0.47)              -
  Distributions in excess of realized gains .....           -              -          (0.03)             -               -
  Tax return of capital distributions ...........           -              -              -              -           (0.00)
                                                    ----------     ----------     ----------     ----------      ---------
  Total dividends and distributions .............        (2.17)         (1.50)        (1.96)         (1.01)          (0.47)
                                                    ----------     ----------     ----------     ----------      ---------
Net asset value, end of period ..................   $    18.51     $    17.58     $   16.64     $    16.76      $    14.87
                                                    ==========     ==========     ==========     ==========      =========
Total return (c) ................................        18.11%         15.06%        11.68%         19.75%         ( 8.02)%
                                                    ==========     ==========     ==========     ==========      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............   $1,936,429     $1,724,089     $1,637,856    $1,523,142      $1,329,820
Ratio of expenses to average net assets .........         0.45%          0.45%          0.41%         0.40%           0.39%
Ratio of net investment income to average
  net assets ....................................         3.00%          3.30%          3.15%         3.33%           2.87%
Portfolio turnover rate .........................           95%           146%           177%          186%            115%

                                                      CLASS IB
                                                  ---------------
                                                     JULY 8, 1998
                                                         TO
                                                     DECEMBER 31,
                                                        1998
                                                  ---------------
Net asset value, beginning of
  period (b) ....................................   $   19.48
                                                    ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................        0.24
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions .................................        0.66
                                                    ---------
  Total from investment operations ..............        0.90
                                                    ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........      ( 0.20)
  Dividends in excess of net investment
   income .......................................           -
  Distributions from realized gains .............      ( 1.67)
  Distributions in excess of realized gains .....           -
  Tax return of capital distributions ...........           -
                                                    ---------
  Total dividends and distributions .............      ( 1.87)
                                                    ---------
Net asset value, end of period ..................   $   18.51
                                                    =========
Total return (c) ................................        4.92%
                                                    =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............   $      10
Ratio of expenses to average net assets .........        0.70%(d)
Ratio of net investment income to average
  net assets ....................................        2.65%(d)
Portfolio turnover rate .........................          95%

     -------------------------                               EQ Advisors Trust
Financial Highlights

--------------------------------------------------------------------------------

ALLIANCE COMMON STOCK PORTFOLIO:

                                                                                    CLASS IA
                                                  ----------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                  ----------------------------------------------------------------------------
                                                         1998           1997           1996           1995            1994
                                                  --------------- -------------- -------------- -------------- ---------------
Net asset value, beginning of
  period (b) ....................................   $    21.61      $   18.23      $   16.48      $   13.36       $   14.65
                                                    ----------      ---------      ---------      ---------       ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................         0.18           0.14           0.15           0.20            0.20
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions .................................         5.99           5.12           3.73           4.12           (0.51)
                                                    ----------      ---------      ---------      ---------       ---------
  Total from investment operations ..............         6.17           5.26           3.88           4.32           (0.31)
                                                    ----------      ---------      ---------      ---------       ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........        (0.15)         (0.11)         (0.15)         (0.20)          (0.19)
  Dividends in excess of net investment
   income .......................................            -              -              -          (0.02)          (0.01)
  Distributions from realized gains .............        (3.28)         (1.77)         (1.76)         (0.95)          (0.77)
  Distributions in excess of realized gains .....            -              -          (0.22)         (0.03)              -
  Tax return of capital distributions ...........            -              -              -              -           (0.01)
                                                    -----------     ----------     ----------     ----------      ---------
  Total dividends and distributions .............        (3.43)         (1.88)         (2.13)         (1.20)          (0.98)
                                                    -----------     ----------     ----------     ----------      ---------
Net asset value, end of period ..................   $    24.35      $   21.61      $   18.23      $   16.48       $   13.36
                                                    ===========     ==========     ==========     ==========      =========
Total return (c) ................................        29.39%         29.40%         24.28%         32.45%          (2.14)%
                                                    ===========     ==========     ==========     ==========      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............  $12,061,977     $9,331,994     $6,625,390     $4,879,677      $3,466,245
Ratio of expenses to average net assets .........         0.39%          0.39%          0.38%          0.38%           0.38%
Ratio of net investment income to average
  net assets ....................................         0.75%          0.69%          0.85%          1.27%           1.40%
Portfolio turnover rate .........................           46%            52%            55%            61%             52%

                                                                   CLASS IB
                                                  ------------------------------------------
                                                        YEAR ENDED             OCTOBER 2,
                                                        DECEMBER 31,            1996 TO
                                                  -------------------------   DECEMBER 31,
                                                       1998         1997          1996
                                                  ------------ ------------ ----------------
Net asset value, beginning of
  period (b) ....................................  $  21.58     $  18.22       $   17.90
                                                    -------      -------       ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................      0.10         0.10            0.02
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions .................................      6.00         5.11            1.52
                                                    -------      -------       ---------
  Total from investment operations ..............      6.10         5.21            1.54
                                                    -------      -------       ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........     (0.10)       (0.08)          (0.00)
  Dividends in excess of net investment
   income .......................................         -            -           (0.03)
  Distributions from realized gains .............     (3.28)       (1.77)          (0.16)
  Distributions in excess of realized gains .....         -            -           (1.03)
  Tax return of capital distributions ...........         -            -               -
                                                    --------     --------      ---------
  Total dividends and distributions .............     (3.38)       (1.85)          (1.22)
                                                    --------     --------      ---------
Net asset value, end of period ..................  $  24.30     $  21.58       $   18.22
                                                    ========     ========      =========
Total return (c) ................................     29.06%       29.07%           8.49%
                                                    ========     ========      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............  $834,144     $228,780       $   1,244
Ratio of expenses to average net assets .........      0.64%        0.64%           0.63%(d)
Ratio of net investment income to average
  net assets ....................................      0.44%        0.46%           0.61%(d)
Portfolio turnover rate .........................        46%          52%             55%

Financial Highlights

--------------------------------------------------------------------------------

ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO:

                                                                              CLASS IA
                                                  -----------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------------------------
                                                       1998         1997         1996         1995          1994
                                                  ------------ ------------ ------------ ------------ -------------
Net asset value, beginning of
  period (b) ....................................  $  11.89     $  11.29     $  11.52     $  10.15      $  11.12
                                                    -------      -------      -------      -------       -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................      0.49         0.49         0.50         0.60          0.55
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions .................................      1.12         0.97         0.07         1.43         (1.00)
                                                    -------      -------      -------      -------       -------
  Total from investment operations ..............      1.61         1.46         0.57         2.03         (0.45)
                                                    -------      -------      -------      -------       -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........     (0.48)       (0.49)       (0.51)       (0.59)        (0.52)
  Distributions from realized gains .............     (0.70)       (0.37)       (0.27)       (0.07)            -
  Distributions in excess of realized gains .....         -            -        (0.02)           -             -
                                                    --------     --------     --------     --------      -------
  Total dividends and distributions .............     (1.18)       (0.86)       (0.80)       (0.66)        (0.52)
                                                    --------     --------     --------     --------      -------
Net asset value, end of period ..................  $  12.32     $  11.89     $  11.29     $  11.52      $  10.15
                                                    ========     ========     ========     ========      =======
Total return (c) ................................     13.88%       13.25%        5.21%       20.40%        (4.10)%
                                                    ========     ========     ========     ========      =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............  $355,441     $307,847     $282,402     $252,101      $173,691
Ratio of expenses to average net assets .........      0.53%        0.57%        0.61%        0.59%         0.59%
Ratio of net investment income to average
  net assets ....................................      3.99%        4.17%        4.48%        5.48%         5.22%
Portfolio turnover rate .........................       103%         206%         181%         287%          228%

                                                               CLASS IB
                                                  -----------------------------
                                                        YEAR          MAY 1,
                                                       ENDED         1997 TO
                                                   DECEMBER 31,   DECEMBER 31,
                                                       1998           1997
                                                  -------------- --------------
Net asset value, beginning of
  period (b) ....................................    $ 11.88       $   11.29
                                                     -------       ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................       0.46            0.31
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions .................................       1.12            1.01
                                                     -------       ---------
  Total from investment operations ..............       1.58            1.32
                                                     -------       ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........      (0.45)          (0.36)
  Distributions from realized gains .............      (0.70)          (0.37)
  Distributions in excess of realized gains .....          -               -
                                                     -------       ---------
  Total dividends and distributions .............      (1.15)          (0.73)
                                                     -------       ---------
Net asset value, end of period ..................    $ 12.31       $   11.88
                                                     =======       =========
Total return (c) ................................      13.60%          11.84%
                                                     =======       =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............    $32,653       $   5,694
Ratio of expenses to average net assets .........       0.78%           0.80%(d)
Ratio of net investment income to average
  net assets ....................................       3.68%           3.82%(d)
Portfolio turnover rate .........................        103%            206%

                                  -------------------------   EQ Advisors Trust
Financial Highlights

--------------------------------------------------------------------------------

ALLIANCE EQUITY INDEX PORTFOLIO:

                                                                        CLASS IA
                                                  -----------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------------
                                                        1998          1997         1996         1995
                                                  -------------- ------------ ------------ ------------
Net asset value, beginning of
  period (b) ....................................  $    19.74     $  15.16     $  13.13      $  9.87
                                                    ---------      -------      -------      -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................        0.27         0.26         0.27         0.26
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions .................................        5.25         4.64         2.65         3.32
                                                    ---------      -------      -------      -------
  Total from investment operations ..............        5.52         4.90         2.92         3.58
                                                    ---------      -------      -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........       (0.25)       (0.25)       (0.25)       (0.22)
  Distributions from realized gains .............       (0.01)       (0.07)       (0.64)       (0.09)
  Distributions in excess of realized gains .....           -            -            -        (0.01)
                                                    ----------     --------     --------     --------
  Total dividends and distributions .............       (0.26)       (0.32)       (0.89)       (0.32)
                                                    ----------     --------     --------     --------
Net asset value, end of period ..................  $    25.00     $  19.74     $  15.16      $ 13.13
                                                    ==========     ========     ========     ========
Total return (c) ................................       28.07%       32.58%       22.39%       36.48%
                                                    ==========     ========     ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............  $1,689,913     $943,631     $386,249     $165,785
Ratio of expenses to average net assets .........        0.34%        0.37%        0.39%        0.48%
Ratio of net investment income to average
  net assets ....................................        1.23%        1.46%        1.91%        2.16%
Portfolio turnover rate .........................           6%           3%          15%           9%

                                                       CLASS IA                   CLASS IB
                                                  ------------------- ---------------------------------
                                                                           YEAR
                                                     MARCH 1, 1994        ENDED         MAY 1, 1997
                                                           TO          DECEMBER 31,          TO
                                                   DECEMBER 31, 1994       1998       DECEMBER 31, 1997
                                                  ------------------- -------------- ------------------
Net asset value, beginning of
  period (b) ....................................     $   10.00          $ 19.73         $   16.35
                                                      ---------          -------         ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................          0.20             0.22              0.14
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions .................................         (0.09)            5.24              3.48
                                                      ---------          -------         ---------
  Total from investment operations ..............          0.11             5.46              3.62
                                                      ---------          -------         ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........         (0.20)           (0.20)            (0.17)
  Distributions from realized gains .............         (0.03)           (0.01)            (0.07)
  Distributions in excess of realized gains .....         (0.01)               -                 -
                                                      ---------          --------        ---------
  Total dividends and distributions .............         (0.24)           (0.21)            (0.24)
                                                      ---------          --------        ---------
Net asset value, end of period ..................     $    9.87          $ 24.98         $   19.73
                                                      =========          ========        =========
Total return (c) ................................          1.08%           27.74%            22.28%
                                                      =========          ========        =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............     $  36,748          $   443         $     110
Ratio of expenses to average net assets .........          0.49%(d)         0.59%             0.62%(d)
Ratio of net investment income to average
  net assets ....................................          2.42%(d)         0.98%             1.10%(d)
Portfolio turnover rate .........................             7%               6%                3%


Financial  Highlights

--------------------------------------------------------------------------------

ALLIANCE GLOBAL PORTFOLIO:

                                                                                CLASS IA
                                                  --------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                  --------------------------------------------------------------------
                                                        1998           1997          1996         1995         1994
                                                  -------------- -------------- ------------ ------------ ------------
Net asset value, beginning of
  period (b) ....................................  $    17.29      $   16.92      $ 15.74      $ 13.87      $ 13.62
                                                    ---------      ---------      -------      -------      -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................        0.14           0.17         0.21         0.26         0.20
  Net realized and unrealized gain on
   investments and foreign currency
   transactions .................................        3.56           1.75         2.05         2.32         0.52
                                                    ---------      ---------      -------      -------      -------
  Total from investment operations ..............        3.70           1.92         2.26         2.58         0.72
                                                    ---------      ---------      -------      -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........       (0.22)         (0.36)       (0.21)       (0.25)       (0.17)
  Dividends in excess of net investment
   income .......................................           -              -        (0.08)           -            -
  Distributions from realized gains .............       (1.31)         (1.19)       (0.79)       (0.42)       (0.28)
  Distributions in excess of realized gains .....           -              -            -        (0.03)       (0.00)
  Tax return of capital distributions ...........           -              -        (0.00)       (0.01)       (0.02)
                                                    ----------     ----------     --------     --------     --------
  Total dividends and distributions .............       (1.53)         (1.55)       (1.08)       (0.71)       (0.47)
                                                    ----------     ----------     --------     --------     --------
Net asset value, end of period ..................  $    19.46      $   17.29      $ 16.92      $ 15.74      $ 13.87
                                                    ==========     ==========     ========     ========     ========
Total return (c) ................................       21.80%         11.66%       14.60%       18.81%        5.23%
                                                    ==========     ==========     ========     ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............  $1,360,220     $1,203,867     $997,041     $686,140     $421,698
Ratio of expenses to average net assets .........        0.71%          0.69%        0.60%        0.61%        0.69%
Ratio of net investment income to average
  net assets ....................................        0.72%          0.97%        1.28%        1.76%        1.41%
Portfolio turnover rate .........................         105%            57%          59%          67%          71%

                                                                  CLASS IB
                                                  ----------------------------------------
                                                        YEAR ENDED            OCTOBER 2,
                                                       DECEMBER 31,            1996 TO
                                                  -----------------------   DECEMBER 31,
                                                      1998        1997          1996
                                                  ----------- ----------- ----------------
Net asset value, beginning of
  period (b) ....................................   $ 17.27     $ 16.91      $   16.57
                                                    -------     -------      ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................      0.08        0.12           0.02
  Net realized and unrealized gain on
   investments and foreign currency
   transactions .................................      3.56        1.76           0.81
                                                    -------     -------      ---------
  Total from investment operations ..............      3.64        1.88           0.83
                                                    -------     -------      ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........     (0.19)      (0.33)             -
  Dividends in excess of net investment
   income .......................................         -           -          (0.11)
  Distributions from realized gains .............     (1.31)      (1.19)         (0.10)
  Distributions in excess of realized gains .....         -           -          (0.28)
  Tax return of capital distributions ...........         -           -          (0.00)
                                                    -------     -------      ---------
  Total dividends and distributions .............     (1.50)      (1.52)         (0.49)
                                                    -------     -------      ---------
Net asset value, end of period ..................   $ 19.41     $ 17.27      $   16.91
                                                    =======     =======      =========
Total return (c) ................................     21.50%      11.38%          4.98%
                                                    =======     =======      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............   $47,982     $21,520      $     290
Ratio of expenses to average net assets .........      0.96%       0.97%          0.86%(d)
Ratio of net investment income to average
  net assets ....................................      0.41%       0.67%          0.48%(d)
Portfolio turnover rate .........................       105%         57%            59%

                                   -------------------------  EQ Advisors Trust
Financial  Highlights

--------------------------------------------------------------------------------

ALLIANCE GROWTH AND INCOME PORTFOLIO:

                                                                            CLASS IA
                                                 ---------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                      1998         1997         1996         1995        1994
                                                 ------------ ------------ ------------ ----------- ------------
Net asset value, beginning of
  period (b) ...................................  $  15.38      $ 13.01      $ 11.70      $  9.70     $  9.95
                                                   -------      -------      -------      -------     -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................      0.06         0.15         0.24         0.33        0.31
  Net realized and unrealized gain (loss) on
   investments .................................      3.08         3.30         2.05         1.97       (0.36)
                                                   -------      -------      -------      -------     -------
  Total from investment operations .............      3.14         3.45         2.29         2.30       (0.05)
                                                   -------      -------      -------      -------     -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........     (0.05)       (0.15)       (0.23)      (0.30)       (0.20)
  Distributions from realized gains ............     (1.48)       (0.93)       (0.75)          -            -
                                                   -------      -------      --------     -------     -------
  Total dividends and distributions ............     (1.53)       (1.08)       (0.98)      (0.30)       (0.20)
                                                   -------      -------      --------     -------     -------
Net asset value, end of period .................  $  16.99      $ 15.38      $ 13.01     $ 11.70      $  9.70
                                                   =======      =======      ========     =======     =======
Total return (c) ...............................     20.86%       26.90%       20.09%      24.07%       (0.58)%
                                                   ========     ========     ========     =======     =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............  $877,744     $555,059     $232,080     $98,053      $31,522
Ratio of expenses to average net assets ........      0.58%        0.58%        0.58%       0.60%        0.78%
Ratio of net investment income to average
  net assets ...................................      0.38%        0.99%        1.94%       3.11%        3.13%
Portfolio turnover rate ........................        74%          79%          88%         65%          52%

                                    CLASS IB
                                                 -------------------------------
                                                       YEAR        MAY 1, 1997
                                                      ENDED            TO
                                                  DECEMBER 31,    DECEMBER 31,
                                                      1998            1997
                                                 -------------- ----------------
Net asset value, beginning of
  period (b) ...................................   $  15.36       $    13.42
                                                    -------        ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................       0.03             0.05
  Net realized and unrealized gain (loss) on
   investments .................................       3.07             2.91
                                                    -------        ---------
  Total from investment operations .............       3.10             2.96
                                                    -------        ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........      (0.03)           (0.09)
  Distributions from realized gains ............      (1.48)           (0.93)
                                                    --------       ---------
  Total dividends and distributions ............      (1.51)           (1.02)
                                                    --------       ---------
Net asset value, end of period .................   $  16.95       $    15.36
                                                    ========       =========
Total return (c) ...............................      20.56%           22.41%
                                                    ========       =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............   $120,558       $  32,697
Ratio of expenses to average net assets ........       0.83%           0.83%(d)
Ratio of net investment income to average
  net assets ...................................       0.17%           0.43%(d)
Portfolio turnover rate ........................         74%             79%

Financial Highlights

--------------------------------------------------------------------------------

ALLIANCE GROWTH INVESTORS PORTFOLIO:

                                                                                 CLASS IA
                                                  -----------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------------------------------
                                                        1998           1997           1996          1995         1994
                                                  -------------- -------------- -------------- ------------ -------------
Net asset value, beginning of
  period (b) ....................................  $    18.55      $   17.20      $   17.68     $  14.66       $ 15.61
                                                    ---------      ---------      ---------      -------       -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................        0.41           0.41           0.40         0.57          0.50
  Net realized and unrealized gain (loss) on
   on investments and foreign currency
   transactions .................................        3.03           2.43           1.66         3.24         (0.98)
                                                    ---------      ---------      ---------      -------       -------
  Total from investment operations ..............        3.44           2.84           2.06         3.81         (0.48)
                                                    ---------      ---------      ---------      -------       -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........       (0.41)         (0.46)          (0.40)      (0.54)        (0.46)
  Dividends in excess of net investment
   income .......................................           -              -           (0.03)      (0.01)        (0.01)
  Distributions from realized gains .............       (1.71)         (1.03)          (2.10)      (0.24)            -
  Distributions in excess of realized gains .....           -              -           (0.01)          -             -
                                                    ----------     ----------     ----------     --------      -------
  Total dividends and distributions .............       (2.12)         (1.49)          (2.54)      (0.79)        (0.47)
                                                    ----------     ----------     ----------     --------      -------
Net asset value, end of period ..................  $    19.87      $   18.55      $    17.20    $  17.68       $ 14.66
                                                    ==========     ==========     ==========     ========      =======
Total return (c) ................................       19.13%         16.87%          12.61%      26.37%        (3.15)%
                                                    ==========     ==========     ==========     ========      =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............  $1,963,074     $1,630,389      $1,301,643    $896,134      $492,478
Ratio of expenses to average net assets .........        0.55%          0.57%           0.57%       0.56%         0.59%
Ratio of net investment income to average
  net assets ....................................        2.10%          2.18%           2.31%       3.43%         3.32%
Portfolio turnover rate .........................         102%           121%            190%        107%          131%

                                                                   CLASS IB
                                                  ------------------------------------------
                                                        YEAR ENDED            OCTOBER 2,
                                                       DECEMBER 31,             1996 TO
                                                  -----------------------    DECEMBER 31,
                                                      1998        1997           1996
                                                  ----------- ----------- ------------------
Net asset value, beginning of
  period (b) ....................................   $ 18.52     $ 17.19      $    16.78
                                                    -------     -------      ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................      0.36        0.36            0.07
  Net realized and unrealized gain (loss) on
   on investments and foreign currency
   transactions .................................      3.03        2.43            0.71
                                                    -------     -------      ----------
  Total from investment operations ..............      3.39        2.79            0.78
                                                    -------     -------      ----------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........     (0.36)      (0.43)          (0.02)
  Dividends in excess of net investment
   income .......................................         -           -           (0.09)
  Distributions from realized gains .............     (1.71)      (1.03)          (0.02)
  Distributions in excess of realized gains .....         -           -           (0.24)
                                                    -------     -------      ----------
  Total dividends and distributions .............     (2.07)      (1.46)          (0.37)
                                                    -------     -------      ----------
Net asset value, end of period ..................   $ 19.84     $ 18.52      $    17.19
                                                    =======     =======      ==========
Total return (c) ................................     18.83%      16.58%           4.64%
                                                    =======     =======      ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............   $92,027     $35,730      $      472
Ratio of expenses to average net assets .........      0.80%       0.82%           0.84% (d)
Ratio of net investment income to average
  net assets ....................................      1.85%       1.88%           1.69% (d)
Portfolio turnover rate .........................       102%        121%            190%

                                   -------------------------  EQ Advisors Trust
Financial Highlights

--------------------------------------------------------------------------------

ALLIANCE HIGH YIELD PORTFOLIO:

                                                                              CLASS IA
                                                  ----------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                  ----------------------------------------------------------------
                                                        1998         1997         1996         1995        1994
                                                  ------------- ------------ ------------ ------------ -----------
Net asset value, beginning of period (b) ........   $  10.41     $  10.02     $   9.64     $   8.91      $ 10.08
                                                     -------      -------      -------      -------      -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................       1.07         1.04         1.02         0.98         0.89
  Net realized and unrealized gain (loss) on
   investments ..................................      (1.56)        0.75         1.07         0.73        (1.17)
                                                     -------      -------      -------      -------      -------
  Total from investment operations ..............      (0.49)        1.79         2.09         1.71        (0.28)
                                                     -------      -------      -------      -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........      (1.03)       (0.97)       (0.98)       (0.94)       (0.88)
  Dividends in excess of net investment
   income .......................................          -            -        (0.03)       (0.04)       (0.01)
  Distributions from realized gains .............      (0.18)       (0.43)       (0.70)           -            -
  Distributions in excess of realized gains .....          -            -            -            -            -
                                                     -------      -------      --------     --------     -------
  Total dividends and distributions .............      (1.21)       (1.40)       (1.71)       (0.98)       (0.89)
                                                     -------      -------      --------     --------     -------
Net asset value, end of period ..................   $   8.71     $  10.41     $  10.02     $   9.64      $  8.91
                                                     =======      =======      ========     ========     =======
Total return (c) ................................      (5.15)%      18.48%       22.89%       19.92%       (2.79)%
                                                     =======      =======      ========     ========     =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............   $405,308     $355,473     $199,360     $118,129      $73,895
Ratio of expenses to average net assets .........      0.63%         0.62%        0.59%        0.60%        0.61%
Ratio of net investment income to average
  net assets ....................................     10.67%         9.82%        9.93%       10.34%        9.23%
Portfolio turnover rate .........................       181%          390%         485%         350%         248%

                                                                   CLASS IB
                                                  ------------------------------------------
                                                         YEAR ENDED            OCTOBER 2,
                                                        DECEMBER 31,             1996 TO
                                                  -------------------------   DECEMBER 31,
                                                        1998        1997          1996
                                                  ------------- ----------- ----------------
Net asset value, beginning of period (b) ........   $  10.39     $  10.01      $   10.25
                                                     -------      -------      ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................       1.04         1.05           0.19
  Net realized and unrealized gain (loss) on
   investments ..................................      (1.56)        0.71           0.15
                                                     -------      -------      ---------
  Total from investment operations ..............      (0.52)        1.76           0.34
                                                     -------      -------      ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........      (1.00)       (0.95)         (0.03)
  Dividends in excess of net investment
   income .......................................          -            -          (0.25)
  Distributions from realized gains .............      (0.18)       (0.43)         (0.01)
  Distributions in excess of realized gains .....          -            -          (0.29)
                                                     -------      -------      ---------
  Total dividends and distributions .............      (1.18)       (1.38)         (0.58)
                                                     -------      -------      ---------
Net asset value, end of period ..................   $   8.69     $  10.39      $   10.01
                                                     =======      =======      =========
Total return (c) ................................      (5.38)%      18.19%          3.32%
                                                     =======      =======      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............   $207,042     $ 66,338      $     685
Ratio of expenses to average net assets .........       0.88%        0.88%          0.82%(d)
Ratio of net investment income to average
  net assets ....................................      10.60%        9.76%          8.71%(d)
Portfolio turnover rate .........................        181%         390%           485%

Financial Highlights

--------------------------------------------------------------------------------

ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO(E):

                                                                           CLASS IA
                                                 -------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------------
                                                      1998         1997         1996        1995        1994
                                                 ------------ ------------ ----------- ----------- -----------
Net asset value, beginning of
  period (b) ...................................   $  9.44      $  9.29       $ 9.47     $  8.87      $ 10.08
                                                   -------      -------       ------      ------      -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................      0.50         0.53         0.54        0.58         0.65
  Net realized and unrealized gain (loss) on
   investments .................................      0.21         0.13        (0.19)       0.57        (1.08)
                                                   -------      -------      -------      ------       -------
  Total from investment operations .............      0.71         0.66         0.35        1.15        (0.43)
                                                   -------      -------      -------      ------       -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........     (0.48)       (0.51)       (0.53)      (0.55)       (0.78)
                                                   -------      -------      -------      ------      -------
Net asset value, end of period .................    $ 9.67      $  9.44       $ 9.29     $  9.47      $  8.87
                                                   =======      =======      =======      ======      =======
Total return (c) ...............................      7.74%        7.29%        3.78%      13.33%       (4.37)%
                                                   =======      =======      =======      ======      =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............   $153,383     $115,114     $88,384     $71,780      $48,518
Ratio of expenses to average net assets ........       0.55%        0.55%       0.56%       0.57%        0.56%
Ratio of net investment income to average
  net assets ...................................       5.21%        5.61%       5.73%       6.15%        6.75%
Portfolio turnover rate ........................        539%         285%        318%        255%         133%

                                    CLASS IB
                                                 -------------------------------
                                                        YEAR       MAY 1, 1997
                                                      ENDED            TO
                                                  DECEMBER 31,    DECEMBER 31,
                                                      1998            1997
                                                 -------------- ----------------
Net asset value, beginning of
  period (b) ...................................    $ 9.43          $  9.27
                                                    ------          -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................      0.47             0.32
  Net realized and unrealized gain (loss) on
   investments .................................      0.22             0.22
                                                    ------          -------
  Total from investment operations .............      0.69             0.54
                                                    ------          -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........     (0.46)           (0.38)
                                                    ------          -------
Net asset value, end of period .................    $ 9.66          $  9.43
                                                    ======          =======
Total return (c) ...............................      7.48%            5.83%
                                                    ======          =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............   $30,898          $ 5,052
Ratio of expenses to average net assets ........      0.80%            0.81%(d)
Ratio of net investment income to average
  net assets ...................................      4.87%            5.15%(d)
Portfolio turnover rate ........................       539%             285%

                                   -------------------------  EQ Advisors Trust
Financial Highlights

--------------------------------------------------------------------------------

ALLIANCE INTERNATIONAL PORTFOLIO:

                                                                         CLASS IA
                                                 --------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                                 ---------------------------------------      APRIL 3,
                                                                                              1995 TO
                                                                                           DECEMBER 31,
                                                      1998          1997         1996          1995
                                                 ------------ ------------- ------------ ----------------
Net asset value, beginning of
  period (b) ...................................  $  10.27       $ 11.50      $ 10.87        $  10.00
                                                   -------       -------      -------       ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................      0.09          0.10         0.13            0.14
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions ................................      0.97         (0.45)        0.94            0.98
                                                   -------       -------      -------       ---------
  Total from investment operations .............      1.06         (0.35)        1.07            1.12
                                                   -------       -------      -------       ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........     (0.20)        (0.32)       (0.10)          (0.07)
  Dividends in excess of net investment
   income ......................................         -             -        (0.09)          (0.13)
  Distributions from realized gains ............     (0.00)        (0.56)       (0.25)          (0.05)
                                                   -------       -------      --------      ---------
  Total dividends and distributions ............     (0.20)        (0.88)       (0.44)          (0.25)
                                                   -------       -------      --------      ---------
Net asset value, end of period .................  $  11.13       $ 10.27      $ 11.50        $  10.87
                                                   =======       =======      ========      =========
Total return (c) ...............................     10.57%        (2.98)%       9.82%          11.29%
                                                   ========      =======      ========      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............  $204,767      $190,611     $151,907        $ 28,684
Ratio of expenses to average net assets ........      1.06%         1.08%        1.06%           1.03%(d)
Ratio of net investment income to average
  net assets ...................................      0.81%         0.83%        1.10%           1.71%(d)
Portfolio turnover rate ........................        59%           59%          48%             56%

                                                             CLASS IB
                                                 -------------------------------
                                                        YEAR          MAY 1,
                                                      ENDED          1997 TO
                                                  DECEMBER 31,    DECEMBER 31,
                                                      1998            1997
                                                 -------------- ----------------
Net asset value, beginning of
  period (b) ...................................    $ 10.26        $   11.39
                                                    -------        ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................       0.05             0.02
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions ................................       0.98            (0.31)
                                                    -------        ---------
  Total from investment operations .............       1.03            (0.29)
                                                    -------        ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........      (0.18)           (0.28)
  Dividends in excess of net investment
   income ......................................          -                -
  Distributions from realized gains ............      (0.00)           (0.56)
                                                    --------       ---------
  Total dividends and distributions ............      (0.18)           (0.84)
                                                    --------       ---------
Net asset value, end of period .................    $ 11.11        $   10.26
                                                    ========       =========
Total return (c) ...............................      10.30%           (2.54)%
                                                    ========       =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............    $ 7,543        $  3,286
Ratio of expenses to average net assets ........       1.31%           1.38%(d)
Ratio of net investment income to average
  net assets ...................................       0.44%           0.20%(d)
Portfolio turnover rate ........................         59%             59%

Financial Highlights

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ALLIANCE MONEY MARKET PORTFOLIO:



                                                                             CLASS IA
                                                 ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------
                                                      1998         1997         1996         1995         1994
                                                 ------------ ------------ ------------ ------------ ------------
Net asset value, beginning of
  period (b) ...................................  $  10.18      $ 10.17      $ 10.16      $ 10.14      $ 10.12
                                                   -------      -------      -------      -------      -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................      0.53         0.54         0.54         0.57         0.41
  Net realized and unrealized gain (loss) on
   investments .................................         -            -        (0.01)           -            -
                                                   --------     --------     --------     --------     --------
  Total from investment operations .............      0.53         0.54         0.53         0.57         0.41
                                                   --------     --------     --------     --------     --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........     (0.49)       (0.53)       (0.52)       (0.55)       (0.39)
  Dividends in excess of net investment
   income ......................................         -            -            -            -            -
                                                   --------     --------     --------     --------     --------
  Total dividends and distributions ............     (0.49)       (0.53)       (0.52)       (0.55)       (0.39)
                                                   --------     --------     --------     --------     --------
Net asset value, end of period .................  $  10.22      $ 10.18      $ 10.17      $ 10.16      $ 10.14
                                                   ========     ========     ========     ========     ========
Total return (c) ...............................      5.34%        5.42%        5.33%        5.74%        4.02%
                                                   ========     ========     ========     ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............  $723,311     $449,960     $463,422     $386,691     $325,391
Ratio of expenses to average net assets ........      0.37%        0.39%        0.43%        0.44%        0.42%
Ratio of net investment income to average
  net assets ...................................      5.13%        5.28%        5.17%        5.53%        4.01%



                                                                  CLASS IB
                                                 ------------------------------------------
                                                        YEAR ENDED             OCTOBER 2,
                                                       DECEMBER 31,             1996 TO
                                                 -------------------------   DECEMBER 31,
                                                      1998         1997          1996
                                                 ------------ ------------ ----------------
Net asset value, beginning of
  period (b) ...................................  $  10.17      $ 10.16       $  10.16
                                                   -------      -------       --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................      0.49         0.52           0.11
  Net realized and unrealized gain (loss) on
   investments .................................      0.02            -           0.01
                                                   -------      --------      --------
  Total from investment operations .............      0.51         0.52           0.12
                                                   -------      --------      --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........     (0.47)       (0.51)         (0.02)
  Dividends in excess of net investment
   income ......................................         -            -          (0.10)
                                                   --------     --------      ---------
  Total dividends and distributions ............     (0.47)       (0.51)         (0.12)
                                                   --------     --------      ---------
Net asset value, end of period .................  $  10.21      $ 10.17       $  10.16
                                                   ========     ========      =========
Total return (c) ...............................      5.08%        5.16%          1.29%
                                                   ========     ========      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............  $386,718     $123,675       $  3,184
Ratio of expenses to average net assets ........      0.62%        0.63%          0.67%(d)
Ratio of net investment income to average
  net assets ...................................      4.82%        5.02%          4.94%(d)

                                   -------------------------  EQ Advisors Trust
Financial Highlights

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ALLIANCE QUALITY BOND PORTFOLIO:

                                                                             CLASS IA                                  CLASS IB
                                                 ---------------------------------------------------------------- ---------------
                                                                                                                     JULY 8, 1998
                                                                     YEAR ENDED DECEMBER 31,                             TO
                                                 ----------------------------------------------------------------   DECEMBER 31,
                                                      1998         1997         1996         1995         1994          1998
                                                 ------------ ------------ ------------ ------------ ------------ ---------------
Net asset value, beginning of
  period (b) ...................................   $  9.74      $  9.49      $  9.61      $  8.72      $  9.82       $   9.90
                                                   -------      -------      -------      -------      -------       --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................      0.55         0.60         0.57         0.57         0.66           0.25
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions ................................      0.28         0.24        (0.07)        0.88        (1.16)          0.14
                                                   -------      -------      --------     -------      -------       --------
  Total from investment operations .............      0.83         0.84         0.50         1.45        (0.50)          0.39
                                                   -------      -------      --------     -------      -------       --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........      (0.53)      (0.59)       (0.60)       (0.56)       (0.55)         (0.25)
  Dividends in excess of net investment
   income ......................................          -           -        (0.02)           -            -              -
  Distributions from realized gains ............      (0.20)          -            -            -            -          (0.20)
  Tax return of capital distributions ..........          -           -            -            -        (0.05)             -
                                                    -------     --------     --------     --------     -------       --------
  Total dividends and distributions ............      (0.73)       (0.59)      (0.62)       (0.56)       (0.60)         (0.45)
                                                    -------     --------     --------     --------     -------       --------
Net asset value, end of period .................    $  9.84      $  9.74     $  9.49      $  9.61      $  8.72       $   9.84
                                                    =======     ========     ========     ========     =======       ========
Total return (c) ...............................       8.69%        9.14%       5.36%       17.02%       (5.10)%         4.05%
                                                    =======     ========     ========     ========     =======       ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............   $322,418     $203,233    $155,023     $157,443     $127,575       $     10
Ratio of expenses to average net assets ........       0.57%        0.57%       0.59%        0.59%        0.59%          0.81%(d)
Ratio of net investment income to average
  net assets ...................................       5.48%        6.19%       6.06%        6.13%        7.17%          5.06%(d)
Portfolio turnover rate ........................        194%         374         431%         411%         222%           194%

 Financial Highlights

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ALLIANCE SMALL CAP GROWTH PORTFOLIO:

                                                                    CLASS IA                             CLASS IB
                                                        ---------------------------------   -----------------------------------
                                                             YEAR             MAY 1,             YEAR              MAY 1,
                                                             ENDED            1997 TO            ENDED             1997 TO
                                                         DECEMBER 31,      DECEMBER 31,      DECEMBER 31,       DECEMBER 31,
                                                             1998              1997              1998               1997
                                                        --------------   ----------------   --------------   ------------------
Net asset value, beginning of period (b) ............     $  12.35          $  10.00          $  12.34          $   10.00
                                                           -------          --------           -------          ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ......................         0.01              0.01             (0.02)             (0.01)
  Net realized and unrealized gain (loss) on
   investments ......................................        (0.54)             2.65             (0.53)              2.65
                                                           -------          --------           -------          ---------
  Total from investment operations ..................        (0.53)             2.66             (0.55)              2.64
                                                           -------          --------           -------          ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..............            -             (0.01)                -                  -
  Distributions from realized gains .................            -             (0.30)                -              (0.30)
                                                           -------          --------           -------          ---------
  Total dividends and distributions .................            -             (0.31)                -              (0.30)
                                                           -------          --------           -------          ---------
Net asset value, end of period ......................     $  11.82          $  12.35          $  11.79          $   12.34
                                                           =======          ========           =======          =========
Total return (c) ....................................       ( 4.28)%           26.74%            (4.44)%            26.57%
                                                           =======          ========           =======          =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...................     $198,360          $ 94,676          $112,254          $  46,324
Ratio of expenses to average net assets .............         0.96%             0.95%(d)          1.20%              1.15%(d)
Ratio of net investment income (loss) to average net
  assets ............................................         0.08%             0.10%(d)         (0.17)%            (0.12)%(d)
Portfolio turnover rate .............................           94%               96%               94%                96%

                                   ------------------------- EQ Advisors Trust
Financial Highlights

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----------
(a) Net investment income and capital changes per share are based upon monthly average shares outstanding.

(b) Date as of which funds were first allocated to the Portfolios are as follows:

        Class IA:
        Alliance Common Stock Portfolio-June 16, 1975
        Alliance Money Market Portfolio-July 13, 1981
        Alliance Balanced Portfolio-January 27, 1986
        Alliance Aggressive Stock Portfolio-January 27, 1986
        Alliance High Yield Portfolio-January 2, 1987
        Alliance Global Portfolio-August 27, 1987
        Alliance Conservative Investors Portfolio-October 2, 1989
        Alliance Growth Investors Portfolio-October 2, 1989
        Alliance Intermediate Government Securities Portfolio-April 1, 1991 Alliance Quality Bond Portfolio-October 1, 1993
        Alliance Growth and Income Portfolio-October 1, 1993
        Alliance Equity Index Portfolio-March 1, 1994
        Alliance International Portfolio-April 3, 1995
        Alliance Small Cap Growth Portfolio-May 1, 1997

        Class IB:
        Alliance Money Market, Alliance High Yield, Alliance Common Stock, Alliance Global, Alliance Aggressive Stock and Alliance Growth Investors Portfolios-October 2, 1996.
        Alliance Intermediate Government Securities, Alliance Growth and Income, Alliance Equity Index, Alliance International, Alliance Small Cap Growth and Alliance Conservative Investors Portfolios-May 1, 1997. Alliance Quality Bond and Alliance Balanced Portfolios-July 8, 1998.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

(d)     Annualized.

(e) On February 22, 1994, shares of the Alliance Intermediate Government Securities Portfolio of the Trust were substituted for shares of the Trust's Alliance Short-Term World Income Portfolio.


Financial Highlights

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If you wish to know more, you will find additional information about the Trust and its Portfolios in the following documents:


ANNUAL REPORTS

The Annual Report includes more information about the Trust's performance and is available upon request free of charge. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolios' performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, dated August 30, 1999, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-800-528-0204.

You may visit the SEC's website at www.sec.gov to view the SAI and other information about the Trust. You can also review and copy information about the Trust, including the SAI, at the SEC's Public Reference Room in Washington, D.C. You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 800-SEC-0330.

Investment Company Act File Number: 811-07953


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